UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22930

USCF ETF Trust

(Exact name of registrant as specified in charter)

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

(Address of principal executive offices) (Zip code)

USCF Advisers LLC

Mr. Stuart Crumbaugh

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

(Name and address of agent for service)

Registrant’s telephone number, including area code: 510-522-9600

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report | June 30, 2023

UDI
USCF Dividend Income Fund

UMI
USCF Midstream Energy Income Fund

ZSB
USCF Sustainable Battery Metals Strategy Fund

USE
USCF Energy Commodity Strategy Absolute Return Fund

GLDX
USCF Gold Strategy Plus Income Fund

USCF ETF TRUST
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS OF THE USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND (“SDCI”) AND THE USCF GOLD STRATEGY PLUS INCOME FUND (“GLDX”) FROM SUMMERHAVEN INVESTMENT MANAGEMENT

Commodities generally declined over the last 12 months following the strong 2021-2022 commodity price rally. U.S. inflation soared to as high as 9.1% during 2022 and has since moderated to just 3% as of June 2023. Of the 27 components of SummerHaven Dynamic Commodity Index Total Return (“SDCITR”), only 7 had positive returns from June 30, 2022 to June 30, 2023. Soybean Meal and Feeder Cattle returned 34% and 26% respectively during this period while Natural Gas declined by -74%. The best performing sector was Livestock (up 16%).1

SDCI seeks to provide exposure to the commodities futures contracts included in the SDCITR in proportionally equal weights by notional amount as the SDCITR. SummerHaven remains confident in our unique fundamental approach of low-inventory commodity selection as well as the general portfolio benefits of diversified commodity investing, the fundamentals around which the SDCITR is built. The SDCITR index returned -0.81% from June 30, 2022 to June 30, 2023 generating 8.80% outperformance compared to -9.61% for the BCOM Index Total Return (“BCOMTR”).2

While SDCI is equally invested every month across the 14 commodities selected by the SDCITR, the BCOMTR index (and nearly all our ETF benchmark index peers) uses fixed commodity weights tied to liquidity and annual production. In particular, the large fixed weight to petroleum and gold, while limiting softs and other smaller commodities, has led to significant performance differences between the SDCITR and these other indices.

One Year Index Returns (6/30/22 to 6/30/23)
SummerHaven Dynamic Commodity Index Total Return	-0.81%
Bloomberg Commodity Index Total Return	-9.61%
DB Liquid Commodity Index Total Return	-13.11%
S&P GSCI Total Return	-14.22%

1 Source: Bloomberg

2 Source: Bloomberg

2	Annual Report June 30, 2023

Figure 1: Benchmark Index Performance June 30, 2022 to June 30, 2023

Past results are not necessarily indicative of future results. Commodity trading involves substantial risk of loss. You cannot invest directly in an index.

Source: Bloomberg

3

Figure 2: Commodity Performance June 30, 2022 to June 30, 2023

* Average is the equally-weighted average return of the individual 27 commodities listed in Figure 2.

Source: Bloomberg

4	Annual Report June 30, 2023

The USCF Gold Strategy Plus Income Fund (ticker “GLDX”) captured gold returns while generating additional income through SummerHaven’s call option overwrite strategy. Returns for GLDX and gold were similar for much of the last 12 months until the March to May 2023 period when gold rallied sharply. The call option overwrite strategy capped the upside price participation for GLDX over these three months.

Definitions:

Bloomberg Commodity Index Total Return (BCOM TR) is an index that tracks the performance of 22 broadly diversified commodity futures contracts. Prior to July 1, 2014, BCOM was known as the Dow Jones-UBS Commodity Index.

S&P GSCI Index (GSCI) is an index that tracks the performance of 24 exchange-traded futures contracts that cover physical commodities spanning five sectors. The S&P GSCI was called the Goldman Sachs Commodity Index (GSCI) before it was purchased by Standard & Poor’s in 2007.

DB Liquid Commodity Index Total Return (DBLCDBCT) is an index that tracks the performance of 14 exchange-traded futures contracts that cover physical commodities spanning five sectors.

Call Option Overwrite Strategy is a strategy that involves selling a call option on a stock/ futures contract where the strike price of the call option is typically higher than the current price of the stock/futures contract.

Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing for each fund. It is not possible to invest in an index.

5

LETTER TO THE SHAREHOLDERS OF THE USCF SUSTAINABLE BATTERY METALS FUND (“ZSB”) AND
THE USCF ENERGY COMMODITY STRATEGY ABSOLUTE RETURN FUND (“USE”) FROM USCF ADVISERS LLC

We are pleased to present to you the first Annual Report for the USCF Sustainable Battery Metals Strategy Fund (ZSB) and the USCF Energy Commodity Strategy Absolute Return Fund (USE), both of which launched in the first half of 2023. We are grateful for your early adoption of these products, especially in this dynamic and uncertain market environment with so many choices of how to invest your capital. We look forward to earning your continued trust and support as these new funds provide unique exposures that we believe are well-suited for today’s investment challenges.

The U.S. economy proved resilient in the first half of 2023, contrary to many economists’ and market practitioners’ expectations. To be sure, economic signals have presented mixed signals about the possibility of a recession, with scenarios ranging from a “hard landing”, “soft landing”, or no landing at all and ongoing growth instead. While the future remains uncertain, what we know for sure is that interest rates have reached their highest levels since the start of the century. Inflation remains elevated, but meaningfully below last year’s peaks. Central banks around the world remain in inflation fighting mode, though, in the U.S. at least, the end of the current hawkish regime seems nigh. As a result, equities have risen dramatically in 2023, albeit with a very narrow breadth focused on the mega-cap tech stocks. Bond prices have been choppy, but have recovered from the lows reached in late 2022. Broad commodities were down, reflecting declining inflation among other factors.

ZSB and USE do not follow broad commodity markets. ZSB’s performance is driven by the exposure to certain metals. USE can hold long, short, or spread positions in energy futures. The funds have different investment objectives and strategies. As a result, each is driven by factors that will often be uncommon with the other.

USCF Sustainable Battery Metals Strategy Fund (ZSB)

ZSB launched on January 11, 2023. From inception through June 30, 2023, ZSB’s net asset value declined 10.91%. Since the date of ZSB’s inception, Nickel futures (down approximately 25%) and Lithium futures (down approximately 15%) were the largest detractors to fund performance. In addition, since the date of ZSB’s inception, Zinc was also down approximately 25%, but ZSB only has a 3% exposure to Zinc while Nickel and Lithium constitute ~12% and ~15% of the fund’s assets, respectively. The Fund’s upstream battery metals equities, which constitute about 20% of the Fund’s holdings, were down approximately 13%. Some industrial metals held by the fund rose in the first half of 2023, such as Iron Ore (up 13.60%). Additionally, the fund’s holdings in European Carbon Allowance futures rose 10.65%. The Fund uses a proprietary methodology to select its metals investments. As each metal’s inclusion in the methodology is assessed annually, there were no positions added or sold during the period.

6	Annual Report June 30, 2023

Some of the disappointing returns to electrification metals and metals equities resulted from lackluster demand from China, which resulted from lower-than-expected growth in China’s economy following the Covid-19 pandemic. China’s ‘re-opening trade’ met expectations for surging travel bookings and related energy demand; however, the property and industrial sector underperformed expectations.

Increased supply of some metals in the short-term, such as lithium, also weighed on prices. However, we believe the energy transition thesis remains intact given declining cost curves for renewable energy sources and increasing adoption rates of electric vehicles. In the intermediate to long-term, we continue to believe we will see supply failing to match demand for important battery and electrification metals such as lithium and copper.

USCF Energy Commodity Strategy Absolute Return Fund (USE)

USE launched on May 4, 2023. From inception through June 30, 2023, USE’s net asset value increased 3.20%. USE follows a proprietary, quantitative methodology to take varying positions in energy commodity futures, such as crude oil, natural gas, and gasoline. The fund’s objective is to deliver long-term returns that are agnostic to the direction of energy prices and uncorrelated with broader markets and even the energy sector itself. (Correlations between USE and energy prices may increase when the fund holds predominantly long positions.)

From May 4, 2023 through June 30, 2023, USE allocated approximately 75% of its assets in predominantly long WTI crude oil and gasoline futures positions. These commodities exhibited moderate increases. In contrast, natural gas futures prices increased sharply. USE held a long position in natural gas futures through June 15th, which helped performance, and a short position in natural gas futures for the last few weeks of June, which hurt performance. USE’s future performance will depend on the dynamics of the energy futures markets and the signals generated by USCF’s proprietary system.

Future Outlook

As we move into the second half of 2023, the future remains even more uncertain than usual. However, USCF feels that ZSB’s exposure to metals like lithium, cobalt, and copper (among other metals) will benefit from mega-trends that will continue through the next decade and beyond. Meanwhile, we believe USE offers investors a unique alternative to seek potentially uncorrelated alpha. Uncertainties will persist, and short-term results may vary, but we believe the long-term future is bright for both new funds.

In conclusion, we extend our heartfelt gratitude for your support and confidence in USCF’s ETFs. We remain committed to upholding the highest standards of excellence and transparency in managing your investments. Should you have any questions or require further information, please do not hesitate to reach out to our team.

Thank you for being an essential part of our journey.

7

LETTER TO THE SHAREHOLDERS OF THE USCF MIDSTREAM ENERGY INCOME FUND (“UMI”) FROM MILLER/HOWARD INVESTMENTS, INC.

The USCF Midstream Energy Income Fund (UMI) posted strong returns for the fiscal year ending June 30, 2023, outperforming its benchmark, the Alerian midstream Energy Select Index. Midstream energy, overall, had a strong 12 months. This is likely attributable to the focus on free cash flow (FCF), strong distribution increases, and a sector yield that remains compelling compared to other asset classes.

We believe the sector is better positioned compared with prior downturns. Historically, midstream companies continuously built assets while relying on the capital markets to fund growth. Now, cash flow from operations has grown enough to fund capital expenditures, resulting in rising free cash flow. Also, most companies have a share buyback program in place, which could be used if unit prices decline. Because of the free cash flow after dividends that midstream generates, there is little need to access the capital markets. Gone are the days of issuing equity at a discount along with issuing billions of dollars of debt.

We have written extensively about free cash flow and the inflection point that midstream hit a few years ago. We have mainly focused on the free cash flow yield (cash flow from operations minus capital expenditures [capex] divided by market cap), but this quarter, we want to highlight free cash flow coverage (cash flow from operations minus capex divided by distributions paid). In other words, FCF coverage measures how much cash the company generates for each dollar it pays out in distributions.

The midstream sector’s free cash flow coverage had been increasing since 2015. For many years, the coverage ratio was below one, meaning companies were raising money to cover the distribution.

Now, cash flow from operations has grown enough to fund capital expenditures and the distributions, resulting in higher free cash flow ratios. We believe the higher ratios not only make current distributions more secure, but also support the potential for future distribution increases.

Because of the free cash flow that midstream generates, there is little need to access the capital markets. The sector’s improved financial position, including stronger balance sheets, less reliance on debt and equity markets to finance growth projects, and most importantly, vastly improved free cash flow coverage ratios, point to a better investment opportunity.

LOOKING AHEAD

Besides monitoring commodity prices and economic activity, we are keeping an eye on capital expenditures (capex). After years of improving free cash flow, which has resulted in better capital returns to shareholders and lower leverage metrics, higher spending raises concerns. Several large midstream companies are guiding to higher capital expenditures

8	Annual Report June 30, 2023

in 2023, causing analysts’ expectations for FCF coverage for the midstream sector to bend down to 1.0x. We view this trend with caution, believing companies with higher FCF coverage will prove to be better long-term investments. Dividends in the USCF Midstream Energy Income Fund are currently covered 1.4x expected 2023 free cash flow—well above the sector average.

Looking at capex budgets, some of the higher spending is due to an increase in new projects and some is due to inflation increasing project costs. North America still needs energy infrastructure, especially liquefied natural gas (LNG) export facilities and Permian natural gas takeaway. While longer-term projects should be accretive to cash flow, in the near term, free cash flow is likely to decline modestly. We are also seeing more asset acquisitions in the space. We are okay with this, as long as deal multiples are reasonable and accretive to cash flow.

We are tilted towards companies with cash in excess of capex and dividends and seek to avoid those where there is a potential capital need. Over the past few years, we have argued that the shift to prioritize free cash flow was a turning point for the midstream industry. We believe the industry needs to continue to walk that line. Most importantly, the underlying portfolio’s high free cash flow coverage gives us confidence that dividends are relatively safe with room to grow.

Contributors (top three by contribution to total returns)

Energy Transfer – In early 2023, ET announced a 75% YoY distribution increase, and its free cash flow remains quite strong.

Plains GP Holdings – Shareholders appreciate that management intends on using free cash flow to increase the distribution, pay down debt, and buyback units.

Targa Resources – TRGP continues to benefit from industry tailwinds including increasing Permian production and exports, and the company was added to the S&P 500 Index in late 2022.

Detractors (bottom three by contribution to total returns)

TC Energy – We were underweight TRP as the company’s capex is outpacing its cash flow. TRP is focused on building out its natural gas midstream assets, which should be a positive development longer-term.

Enbridge – ENB beat on EBITDA and management is targeting mid single digit growth.

Pembina Pipeline – We were underweight PBA due to free cash flow concerns. However, free cash flow should grow in the coming years.

9

LETTER TO THE SHAREHOLDERS OF THE USCF DIVIDEND INCOME FUND (“UDI”) FROM MILLER/HOWARD INVESTMENTS, INC.

The USCF Dividend Income Fund posted double-digit absolute returns for the fiscal year ending June 30, 2023; however, the Fund underperformed its benchmark, the S&P 500 Value Index, and the broad market S&P 500 Index during the period.

The equity market rallied, with the S&P 500 Index up almost 19.6% during the fiscal year period. Broad market performance has been driven by a narrow set of large-cap communications and technology stocks—the stocks we are dubbing the “New Super Seven” (Meta, Alphabet, Apple, Amazon, Netflix, Microsoft, and Nvidia, none held). These large-cap companies pay little or no dividends, and have high price-to-earnings (P/E) multiples, but are, nonetheless, viewed as businesses that would not be greatly affected by a recession.

Currently, market-capitalization weighted benchmarks such as the S&P 500 are highly concentrated in the biggest names. The top 10 market cap stocks in the S&P 500 made up 34% of the index at quarter end, the highest level in the last 30 years. This is not typical, and it represents, in our view, heightened risk for passive investors.

This is not the first time that the market has been enamored with the largest-cap companies. One way to show history is to compare the returns of the S&P 500 Index with its equal-weighted version (same stocks, just equal weights). Since 1971, the equal-weighted version has outperformed the cap-weighted S&P 500 in 55% of years, with a compounded average growth rate of 12.2% versus 10.7%—a difference of 1.5 percentage points. Historically, investors relying on the biggest companies to continually produce the best investment results have been disappointed.

Looking Ahead

The outlook for the economy continues to be mixed at best. Inflation has come down but remains above the Fed’s 2% target, suggesting we could see more interest rate hikes. The bond market is still bearish, with the 2-year Treasury yielding about a full percentage point more than the 10-year. Surveys of industrial purchasing managers still indicate that orders are softening. The Fed’s survey of bank loan officers continues to show that credit standards are tightening. These weak metrics combined with the aggressive Fed rate hikes have been the recipe for a recession in the past, albeit with varying lags.

The aftermath of the pandemic makes the situation unique. Stimulative government payments combined with loan forbearance programs left consumers flush with cash, although balances are gradually dropping back towards normal. Most importantly, the labor market continues to be robust with low unemployment, high levels of job openings, and good wage growth.

10	Annual Report June 30, 2023

Overall, the economic outlook remains highly uncertain, so we have strived to invest in companies that should produce dividend growth regardless of whether we have a recession or not. Our research is focused on stable companies with strong balance sheets and reasonable valuations, leading to well-supported dividends. Our tilt away from cyclicals explains much of our underperformance versus value indices this quarter, as cyclical sectors performed relatively well, even while many companies warned that consumer spending is slowing down.

Our USCF Dividend Income Fund remains true to our mission, with a 30-day SEC yield of 2.7%. We continue to look for companies across all sectors that pay a high dividend, have financial strength, and show good prospects for dividend growth. Given the current economic uncertainties, we are gravitating towards investments that can likely grow dividends even in the face of a recession.

Contributors (top three by contribution to total returns)

Broadcom – Good earnings and revenue reports in 2023; Increased dividend; 2023 chip sales for artificial intelligence (AI) functions are expected to increase to about 25% of total semiconductor sales.

Cardinal Health – Raised FY2023 EPS and free cash flow (FCF) guidance; share buybacks continue with share count 6% Y/Y; agreement with activist investor extended.

Interpublic Group – So far, business has been more resilient to a weaker economy than in the past.

Detractors (bottom three by contribution to total returns)

Pfizer – Management guided 2023 down on reduced COVID revenues, saying that many governments, including the US, have excess COVID drug and vaccine inventories which they will work down this year.

US Bancorp – Traded down with other banks, triggered by the failure of Silicon Valley Bank. We exited the stock in early 2023.

Walgreens Boots Alliance – Tough earnings reports as higher margin COVID vaccinations and testing volumes declined; FCF negative as healthcare business buildout continues. Investors were disappointed in 2022 by inability to sell UK drug store operations.

11

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND (“SDCI”), SUMMERHAVEN DYNAMIC COMMODITY INDEX TOTAL RETURNSM AND BLOOMBERG COMMODITY INDEX TOTAL RETURNSM FROM MAY 2, 2018 (INCEPTION DATE)* TO JUNE 30, 2023.

The following graph shows the value as of June 30, 2023 of a $10,000 investment made on May 2, 2018 (commencement of operations). For comparative purposes, the performance of SDCI (Net Asset Value and Market Value), SummerHaven Dynamic Commodity Index Total ReturnSM (“SDCITR”) and the performance of Bloomberg Commodity Index Total ReturnSM (“BCOMTR”) are shown.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. The Fund’s performance assumes the reinvestment of all dividends and distributions. One cannot invest directly into an index.

12	Annual Report June 30, 2023

	One Year Return	Five Year Return	Annualized Since Inception Return (5/2/2018)
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (NAV)	-1.75%	5.18%	4.98%
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (Market Value)	-1.57%	5.22%	5.03%
SummerHaven Dynamic Commodity Index Total ReturnSM1	-0.81%	5.60%	5.44%
Bloomberg Commodity Index Total ReturnSM2	-9.61%	4.73%	4.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1- 800-920-0259.

*	The inception date is the date the Fund started accruing expenses and commenced operations. Shares of SDCI were listed on the NYSE Arca, Inc. on May 3, 2018.
[1]	The SummerHaven Dynamic Commodity Index Total ReturnSM (“SDCITR”) is an index designed to reflect the performance of a fully margined and collateralized portfolio of exchange-traded commodities futures contracts. The total return of the SDCITR is based upon the market price movements of its component futures contracts and the return on the hypothetical investments used to collateralize those futures contracts. At any time, the SDCITR is comprised of 14 commodity futures contracts (the “Component Futures Contracts”), weighted equally by notional amount, selected each month based upon a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are physical non-financial commodity futures contracts traded on futures exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. Currently, the universe of eligible commodities is categorized into five commodity sectors. Specifically, there are four primary commodity sectors (petroleum; precious metals; industrial metals; and grains) and a non-primary sector. The SDCITR is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the four primary commodity sectors must be represented by at least one Component Futures Contract. There is no requirement that the non-primary sector be so represented.
[2]	The Bloomberg Commodity Index Total ReturnSM (“BCOM”) is an index that tracks the performance of 22 broadly diversified commodity futures contracts. Prior to July 1, 2014, BCOM was known as the Dow Jones- UBS Commodity Index.

13

The Fund’s NAV is calculated by dividing the value of the Fund’s total assets less its total liabilities by the number of shares outstanding. Share price returns are based on closing prices for the Fund and do not represent the returns an investor would receive if shares were traded at other times.

Shares of exchange traded funds (“ETFs”) are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions apply and will reduce returns. Market returns are based upon the midpoint of the bid/ ask spread at 2:30 p.m. Eastern time (when NAV is determined for SDCI), and do not represent the returns you would receive if you traded shares at other times.

14	Annual Report June 30, 2023

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN USCF GOLD STRATEGY PLUS INCOME FUND (“GLDX”), BLOOMBERG GOLD SUBINDEX TOTAL RETURNSM AND BLOOMBERG COMMODITY INDEX TOTAL RETURNSM FROM NOVEMBER 2, 2021 (INCEPTION DATE)* TO JUNE 30, 2023.

The following graph shows the value as of June 30, 2023 of a $10,000 investment made on November 2, 2021 (commencement of operations). For comparative purposes, the performance of GLDX (Net Asset Value and Market Value), Bloomberg Gold Subindex Total ReturnSM (“BCOMGCTR”), and the performance of Bloomberg Commodity Index Total ReturnSM (“BCOMTR”) are shown.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. The Fund’s performance assumes the reinvestment of all dividends and distributions. One cannot invest directly into an index.

15

	One Year Return	Annualized Since Inception Return (11/2/2021)
USCF Gold Strategy Plus Income Fund (NAV)	2.71%	3.09%
USCF Gold Strategy Plus Income Fund (Market Value)	2.01%	2.99%
Bloomberg Gold Subindex Total ReturnSM1	6.23%	4.03%
Bloomberg Commodity Index Total ReturnSM2	-9.61%	1.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1- 800-920-0259.

*	The inception date is the date the Fund started accruing expenses and commenced operations. Shares of GLDX were listed on the NYSE Arca, Inc. on November 3, 2021.
[1]	Bloomberg Gold Subindex Total ReturnSM (“BCOMGCTR”) is an index that tracks the performance of gold futures contracts. Prior to July 1, 2014, BCOMGCTR was known as the Dow Jones-UBS Gold Subindex Total Return Index.
[2]	The Bloomberg Commodity Index Total ReturnSM (“BCOM”) is an index that tracks the performance of 22 broadly diversified commodity futures contracts. Prior to July 1, 2014, BCOM was known as the Dow Jones- UBS Commodity Index.

The Fund’s NAV is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. Share price returns are based on closing prices for the Fund and do not represent the returns an investor would receive if shares were traded at other times.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions apply and will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is determined for GLDX), and do not represent the returns you would receive if you traded shares at other times.

16	Annual Report June 30, 2023

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN USCF SUSTAINABLE BATTERY METALS STRATEGY FUND (“ZSB”), BLOOMBERG ELECTRIFICATION METALS TOTAL RETURN INDEXSM AND BLOOMBERG COMMODITY INDEX TOTAL RETURNSM FROM JANUARY 10, 2023 (INCEPTION DATE)* TO JUNE 30, 2023.

The following graph shows the value as of June 30, 2023 of a $10,000 investment made on January 10, 2023 (commencement of operations). For comparative purposes, the performance of ZSB (Net Asset Value and Market Value) and the performance of Bloomberg Electrification Metals TR IndexSM (“BELECTR”) and the performance of Bloomberg Commodity Index Total ReturnSM (“BCOMTR”) are shown.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. The Fund’s performance assumes the reinvestment of all dividends and distributions. One cannot invest directly into an index.

17

Cumulative Since Inception Return^ (1/10/2023)
USCF Sustainable Battery Metals Strategy Fund (NAV)	-10.27%
USCF Sustainable Battery Metals Strategy Fund (Market Value)	-10.40%
Bloomberg Electrification Metals TR IndexSM1	-15.51%
Bloomberg Commodity Index Total ReturnSM2	-4.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1-800-920-0259.

*	The inception date is the date the Fund started accruing expenses and commenced operations. Shares of ZSB were listed on the NYSE Arca, Inc. on January 11, 2023.
1	Bloomberg Electrification Metals TR IndexSM (“BELECTR”) is an index that aims to track the performance of holding a long position precious metal commodities futures contracts; the index tracks the return of a basket of metals key to the Energy transition: Aluminum, Copper, Nickel, Zinc, Cobalt, and Lithium.
2	The Bloomberg Commodity Index Total ReturnSM (“BCOM”) is an index that tracks the performance of 22 broadly diversified commodity futures contracts. Prior to July 1, 2014, BCOM was known as the Dow Jones- UBS Commodity Index.
^	Returns for periods of less than one year are not annualized.

The Fund’s NAV is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. Share price returns are based on closing prices for the Fund and do not represent the returns an investor would receive if shares were traded at other times.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions apply and will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is determined for ZSB), and do not represent the returns you would receive if you traded shares at other times.

18	Annual Report June 30, 2023

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN USCF ENERGY COMMODITY STRATEGY ABSOLUTE RETURN FUND (“USE”), BLOOMBERG ENERGY SUBINDEX TOTAL RETURNSM AND BLOOMBERG COMMODITY INDEX TOTAL RETURNSM FROM MAY 4, 2023 (INCEPTION DATE)* TO JUNE 30, 2023.

The following graph shows the value as of June 30, 2023 of a $10,000 investment made on May 4, 2023 (commencement of operations). For comparative purposes, the performance of USE (Net Asset Value and Market Value) and the performance of Bloomberg Energy Subindex Total ReturnSM (“BCOMENTR”) and the performance of Bloomberg Commodity Index Total ReturnSM (“BCOMTR”) are shown.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. The Fund’s performance assumes the reinvestment of all dividends and distributions. One cannot invest directly into an index.

19

Cumulative Since Inception Return^ (5/4/2023)
USCF Energy Commodity Strategy Absolute Return Fund (NAV)	2.99%
USCF Energy Commodity Strategy Absolute Return Fund (Market Value)	3.20%
Bloomberg Energy Subindex Total ReturnSM1	8.94%
Bloomberg Commodity Index Total ReturnSM2	0.78%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1-800-920-0259.

*	The inception date is the date the Fund started accruing expenses and commenced operations. Shares of USE were listed on the NYSE Arca, Inc. on May 5, 2023.
1	Bloomberg Energy Subindex Total ReturnSM (“BCOMENTR”) is an index that tracks the performance of futures contracts on crude oil, heating oil, unleaded gasoline and natural gas.
2	The Bloomberg Commodity Index Total ReturnSM (“BCOM”) is an index that tracks the performance of 22 broadly diversified commodity futures contracts. Prior to July 1, 2014, BCOM was known as the Dow Jones- UBS Commodity Index.
^	Returns for periods of less than one year are not annualized.

The Fund’s NAV is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. Share price returns are based on closing prices for the Fund and do not represent the returns an investor would receive if shares were traded at other times.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions apply and will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is determined for USE), and do not represent the returns you would receive if you traded shares at other times.

20	Annual Report June 30, 2023

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN USCF MIDSTREAM ENERGY INCOME FUND
(“UMI”) AND ALERIAN MIDSTREAM ENERGY SELECT TOTAL RETURN INDEXSM FROM MARCH 23, 2021 (INCEPTION DATE)* TO JUNE 30, 2023.

The following graph shows the value as of June 30, 2023 of a $10,000 investment made on March 23, 2021 (commencement of operations). For comparative purposes, the performance of UMI (Net Asset Value and Market Value) and the performance of Alerian Midstream Energy Select Total Return IndexSM (“AMEIX”) are shown.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. The Fund’s performance assumes the reinvestment of all dividends and distributions. One cannot invest directly into an index.

21

	One Year Return	Annualized Since Inception Return (3/23/2021)
USCF Midstream Energy Income Fund (NAV)	15.56%	21.63%
USCF Midstream Energy Income Fund (Market Value)	15.83%	21.66%
Alerian Midstream Energy Select Total Return IndexSM1	15.00%	19.94%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1-800-920-0259.

*	The inception date is the date the Fund started accruing expenses and commenced operations. Shares of UMI were listed on the NYSE Arca, Inc. on March 24, 2021.
[1]	The Alerian Midstream Energy Select Total Return IndexSM (“AMEIX”) is a composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a total-return basis.

The Fund’s NAV is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. Share price returns are based on closing prices for the Fund and do not represent the returns an investor would receive if shares were traded at other times.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions apply and will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is determined for UMI), and do not represent the returns you would receive if you traded shares at other times.

22	Annual Report June 30, 2023

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN USCF DIVIDEND INCOME FUND (“UDI”) AND S&P 500 VALUE TOTAL RETURN INDEXSM FROM JUNE 7, 2022 (INCEPTION DATE)* TO JUNE 30, 2023.

The following graph shows the value as of June 30, 2023 of a $10,000 investment made on June 7, 2022 (commencement of operations). For comparative purposes, the performance of UDI (Net Asset Value and Market Value) and the performance of S&P 500 Value Total Return IndexSM (“SPTRSVX”) are shown.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. The Fund’s performance assumes the reinvestment of all dividends and distributions. One cannot invest directly into an index.

23

	One Year Return	Annualized Since Inception Return (6/7/2022)
USCF Dividend Income Fund (NAV)	11.19%	3.24%
USCF Dividend Income Fund (Market Value)	11.27%	3.24%
S&P 500 Value Total Return IndexSM1	19.99%	8.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1-800-920-0259.

*	The inception date is the date the Fund started accruing expenses and commenced operations. Shares of UDI were listed on the NYSE Arca, Inc. on June 8, 2022.
1	S&P 500 Value Total Return IndexSM (“SPTRSVX”) measures value stocks using three factors: the ratios of book value, earnings, and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500.

The Fund’s NAV is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. Share price returns are based on closing prices for the Fund and do not represent the returns an investor would receive if shares were traded at other times.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions apply and will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is determined for UDI), and do not represent the returns you would receive if you traded shares at other times.

24	Annual Report June 30, 2023

DISCLOSURE OF FUND EXPENSES

As a shareholder of one or more of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, the USCF Gold Strategy Plus Income Fund, the USCF Sustainable Battery Metals Strategy Fund, the USCF Energy Commodity Strategy Absolute Return Fund, the USCF Midstream Energy Income Fund, and the USCF Dividend Income Fund (each a “Fund” and collectively, the “Funds”), each of which is a series of the USCF ETF Trust (the “Trust”), you may incur two potential types of costs: (1) transaction costs, such as brokerage commissions, for purchasing and selling your Fund shares, and (2) ongoing costs, which consists of a unitary management fee that covers all of the direct expenses of a Fund except for expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023, until June 30, 2023.

Actual Return. The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in a Fund and other exchange- traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transaction fees, such as brokerage commission paid on purchases and sales of Fund shares. Therefore, the number under the heading “Hypothetical Expenses Paid During the Period” is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds.

25

Fund	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund
Actual(a)	$1,000.00	$956.90	0.60%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
USCF Gold Strategy Plus Income Fund
Actual(a)	$1,000.00	$1,012.30	0.45%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
USCF Sustainable Battery Metals Strategy Fund
Actual(b)	$1,000.00	$897.93	0.59%	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96
USCF Energy Commodity Strategy Absolute Return Fund
Actual(c)	$1,000.00	$1,029.90	0.79%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	0.79%	$3.96
USCF Midstream Energy Income Fund
Actual(a)	$1,000.00	$1,049.60	0.85%	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
USCF Dividend Income Fund
Actual(a)	$1,000.00	$1,013.20	0.65%	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26

(a)	Expenses (net of fee waivers), with respect to a Fund, are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).
(b)	Expenses (net of fee waivers), with respect to a Fund, are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (171 days) in the period January 10, 2023 (commencement of operations) to June 30, 2023, then divided by 365.
(c)	Expenses, with respect to a Fund, are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (58 days) in the period May 4, 2023 (commencement of operations) to June 30, 2023, then divided by 365.

The accompanying notes are an integral part of the financial statements.

26	Annual Report June 30, 2023

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023

Besides the following listed Commodity Futures Contracts, United States Treasury Obligations and Money Market Funds of the Fund and its wholly-owned subsidiary, there were no additional investments held by the Fund at June 30, 2023.

The following Commodity Futures Contracts of the Fund’s wholly-owned subsidiary were open at June 30, 2023 (see Security Valuation in the Notes to Financial Statements):

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts – Long
Foreign Contracts
LME Lead Futures LL, July 2023 contracts	12	$617,948	Jul-23	$12,502	0.1%
LME Tin Futures LT, July 2023 contracts	5	635,390	Jul-23	44,160	0.5%
LME Zinc Futures LX, July 2023 contracts	8	596,796	Jul-23	(119,546)	(1.4)%
ICE Low Sulphur Gasoil Futures QS, August 2023 contracts	9	626,400	Aug-23	5,850	0.1%
LME Lead Futures LL, August 2023 contracts	12	624,041	Aug-23	6,409	0.1%
LME Tin Futures LT, August 2023 contracts	5	666,470	Aug-23	7,580	0.1%
	51	3,767,045		(43,045)	(0.5)%
United States Contracts
CME Lean Hogs Futures LH, August 2023 contracts	17	624,250	Aug-23	5,430	0.1%
NYMEX NY Harbour ULSD Futures HO, August 2023 contracts	6	603,233	Aug-23	12,151	0.1%
NYMEX RBOB Gasoline Futures RB, August 2023 contracts	6	612,776	Aug-23	7,774	0.1%
CBOT Corn Futures C, September 2023 contracts	22	632,400	Sep-23	(95,050)	(1.1)%
CBOT Soybean Meal Futures SM, September 2023 contracts	15	636,740	Sep-23	(27,590)	(0.3)%
CBOT Soybean Oil Futures BO, September 2023 contracts	13	443,598	Sep-23	25,962	0.3%
ICE Coffee Futures KC, September 2023 contracts	10	659,344	Sep-23	(63,094)	(0.8)%
COMEX Copper Futures HG, September 2023 contracts	6	561,925	Sep-23	2,000	0.0	%(a)
ICE Sugar #11 Futures SB, September 2023 contracts	24	663,208	Sep-23	(50,613)	(0.6)%

The accompanying notes are an integral part of the financial statements.

27

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023 (continued)

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Total Net Assets
United States Contracts (continued)
NYMEX Platinum Futures PL, October 2023 contracts	13	660,100	Oct-23	$(66,520)	(0.8)%
CBOT Soybean Futures S, November 2023 contracts	9	$580,225	Nov-23	24,238	0.3%
	141	6,677,799		(225,312)	(2.7)%
Open Commodity Futures Contracts-Short(b)
Foreign Contracts
LME Lead Futures LL, July 2023 contracts	12	(623,771)	Jul-23	(6,679)	(0.1)%
LME Tin Futures LT, July 2023 contracts	5	(669,615)	Jul-23	(9,935)	(0.1)%
LME Zinc Futures LX, July 2023 contracts	8	(525,473)	Jul-23	48,223	0.6%
	25	(1,818,859)		31,609	0.4%
Total Open Commodity Futures Contracts(c)	217	$8,625,985		$(236,748)	(2.8)%

	Principal Amount	Market Value	% of Total Net Assets
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
5.08%, 8/15/2023	300,000	$298,129	3.6%
5.27%, 8/31/2023	300,000	297,351	3.5%
5.19%, 9/21/2023	200,000	197,661	2.3%
Total Treasury Obligations
(Cost $793,141)		$793,141	9.4%
Money Market Funds
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 5.07%(d)
(Cost $486,000)	486,000	$486,000	5.7%
Total Investments
(Cost $1,279,141)		$1,042,393	12.3%
Other Assets in Excess of Liabilities		7,414,069	87.7%
Total Net Assets		$8,456,462	100.0%

The accompanying notes are an integral part of the financial statements.

28	Annual Report June 30, 2023

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023 (continued)

(a)	Position represents less than 0.05%.
(b)	All short contracts are offset by long positions in commodity futures contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).
(c)	Collateral amounted to $1,208,327 on open commodity futures contracts.
(d)	Reflects the 7-day yield at June 30, 2023.

Summary of Investments by Country^
United States	101.1%
United Kingdom	(1.1)
100.0%

^ As a percentage of total investments.

Summary of Investments by Sector^
Government	62.0%
Money Market Funds	38.0
100.0%

^ As a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

29

USCF ETF TRUST

USCF GOLD STRATEGY PLUS INCOME FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
AT JUNE 30, 2023

Besides the following listed Commodity Futures Contracts and Written Call Options of the Fund and its wholly-owned subsidiary, there were no additional investments held by the Fund at June 30, 2023.

The following Commodity Futures Contracts of the Fund’s wholly-owned subsidiary were open at June 30, 2023 (see Security Valuation in the Notes to Financial Statements):

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts – Long(a)
United States Contracts
COMEX Gold 100 OZ Futures GC, August 2023 contracts	17	$3,371,440	Aug-23	$(91,460)	(2.9)%

The following Written Call Options of the Fund’s wholly-owned subsidiary were open at June 30, 2023 (see Security Valuation in the Notes to Financial Statements):

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Written Call Options	% of Total Net Assets
Written Call Options(b)
United States Contracts
COMEX Gold Futures Options, Call @ $2025, (Premiums received $5,565)	(17)	$5,565	Jul-23	$(2,890)	(0.1)%
Total Investments
(Cost $(5,565))				$(94,350)	(3.0)%
Other Assets in Excess of Liabilities				3,228,360	103.0%
Total Net Assets				$3,134,010	100.0%

(a)	Collateral amounted to $249,963 on open commodity futures contracts.
(b)	Pledged as collateral for the trading of Commodity Futures Contracts.

Summary of Investments by Country^
United States	100.0%

^ As a percentage of total investments.

Summary of Investments by Sector^
Gold	100.0%

^ As a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

30	Annual Report June 30, 2023

USCF ETF TRUST

USCF SUSTAINABLE BATTERY METALS STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023

Besides the following listed Commodity Futures Contracts, Common Stocks, United States Treasury Obligations and Money Market Funds of the Fund and its wholly-owned subsidiary, there were no additional investments held by the Fund at June 30, 2023.

The following Commodity Futures Contracts of the Fund’s wholly-owned subsidiary were open at June 30, 2023 (see Security Valuation in the Notes to Financial Statements):

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts – Long
Foreign Contracts
LME Aluminum Futures LA, September 2023 contracts	3	$175,868	Sep-23	$(14,805)	(0.7)%
LME Nickel Futures LN, September 2023 contracts	2	296,856	Sep-23	(50,748)	(2.3)%
LME Zinc Futures LX, September 2023 contracts	1	65,625	Sep-23	(5,894)	(0.3)%
SGX Iron Ore Futures 62% SC, September 2023 contracts	3	28,510	Sep-23	3,677	0.2%
ICE ECX EMISSION Futures MO, December 2023 contracts	2	172,914	Dec-23	18,324	0.8%
	11	739,773		(49,446)	(2.3)%
United States Contracts
COMEX Silver Futures SI, September 2023 contracts	1	119,445	Sep-23	(4,345)	(0.2)%
COMEX Copper Futures HG, September 2023 contracts	2	188,675	Sep-23	(700)	(0.0	%(a)
CME Cobalt Fastmarket Futures CV, October 2023 contracts	5	190,148	Oct-23	—	—%
CME Cobalt Fastmarket Futures CV, November 2023 contracts	5	168,103	Nov-23	22,046	1.0%
CME Cobalt Fastmarket Futures CV, December 2023 contracts	5	190,148	Dec-23	—	—%
CME Lithium LiOH Futures LF, November 2023 contracts	4	252,000	Nov-23	(21,440)	(0.9)%
CME Lithium LiOH Futures LF, December 2023 contracts	3	195,000	Dec-23	(22,080)	(1.0)%
	25	1,303,519		(26,519)	(1.1)%
Total Open Commodity Futures Contracts(b)	36	$2,043,292		$(75,965)	(3.4)%

The accompanying notes are an integral part of the financial statements.

31

USCF ETF TRUST

USCF SUSTAINABLE BATTERY METALS STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023 (continued)

	Shares	Market Value	% of Total Net Assets
Common Stocks
Australia
Allkem Ltd.(c)	2,038	$21,900	1.0%
Iluka Resources Ltd.	923	6,868	0.3%
Lynas Rare Earths Ltd.(c)	3,099	14,230	0.6%
Pilbara Minerals Ltd.	2,443	8,023	0.4%
Syrah Resources Ltd.(c)	19,213	11,669	0.5%
		62,690	2.8%
Belgium
Umicore SA.	199	5,563	0.2%
China
Chengxin Lithium Group Co. Ltd. – Class A	2,300	10,101	0.4%
China Northern Rare Earth Group High-Tech Co. Ltd. – Class A	700	2,313	0.1%
China Rare Earth Resources And Technology Co. Ltd. – Class A	1,500	6,116	0.3%
CMOC Group Ltd. – Class H	30,000	15,793	0.7%
CNNC Hua Yuan Titanium Dioxide Co. Ltd. – Class A	2,400	1,945	0.1%
Ganfeng Lithium Group Co. Ltd. – Class H(c)	3,400	22,299	1.0%
GCl Technology Holdings Ltd.	34,000	7,893	0.4%
Guangzhou Tinci Materials Technology Co. Ltd. – Class A	600	3,409	0.2%
Ningbo Shanshan Co. Ltd. – Class A	300	626	0.0	%(a)
Shanghai Putailai New Energy Technology Co. Ltd. – Class A	2,175	11,456	0.5%
Shenghe Resources Holding Co. Ltd. – Class A(c)	2,400	4,257	0.2%
Shenzhen Capchem Technology Co. Ltd. – Class A	500	3,578	0.2%
Shenzhen Dynanonic Co. Ltd. – Class A	320	4,871	0.2%
South Manganese Investment Ltd.(c)(e)	28,000	1,326	0.1%
Tianqi Lithium Corp. – Class H(c)	1,400	9,785	0.4%
Tongwei Co. Ltd. – Class A	900	4,254	0.2%
Xinte Energy Co. Ltd. – Class H(c)	7,600	16,181	0.7%
Youngy Co. Ltd. – Class A	1,300	11,976	0.5%
		138,179	6.2%
France
Eramet SA	73	6,676	0.3%
Germany
SGL Carbon SE(c)	7,270	67,009	3.0%
Wacker Chemie AG	151	20,740	0.9%
		87,749	3.9%
Japan
Nippon Carbon Co. Ltd.	1,100	33,176	1.5%
Resonac Holdings Corp.	2,900	47,036	2.1%
Toho Titanium Co. Ltd.	100	1,216	0.1%
		81,428	3.7%

The accompanying notes are an integral part of the financial statements.

32	Annual Report June 30, 2023

USCF ETF TRUST

USCF SUSTAINABLE BATTERY METALS STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023 (continued)

	Shares	Market Value	% of Total Net Assets
Common Stocks (continued)
Netherlands
AMG Critical Materials NV	90	$4,669	0.2%
Norway
Elkem ASA(c)	6,698	15,532	0.7%
South Korea
Ecopro BM Co. Ltd.	37	7,038	0.3%
L&F Co. Ltd.	34	6,328	0.3%
		13,366	0.6%
United States
Albemarle Corp.	100	22,309	1.0%
Livent Corp.(c)	1,100	30,173	1.3%
MP Materials Corp.(c)	500	11,440	0.5%
Tronox Holdings PLC	500	6,355	0.3%
		70,277	3.1%
Total Common Stocks
(Cost $515,468)		$486,129	21.7%

	Principal Amount	Market Value	% of Total Net Assets
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
4.79%, 7/25/2023	40,000	$39,874	1.8%
5.05%, 7/27/2023	400,000	398,559	17.8%
5.16%, 9/14/2023	450,000	445,219	19.9%
5.23%, 9/28/2023	60,000	59,233	2.6%
5.27%, 11/30/2023	320,000	312,961	14.0%
Total Treasury Obligations
(Cost $1,255,846)		$1,255,846	56.1%
Money Market Funds
Invesco Government & Agency Portfolio, Institutional Shares, 4.50%(d)
(Cost $70,228)	70,228	$70,228	3.1%
Total Investments
(Cost $1,841,542)		$1,736,238	77.5%
Other Assets in Excess of Liabilities		503,576	22.5%
Total Net Assets		$2,239,814	100.0%

(a)	Position represents less than (0.05)%.
(b)	Collateral amounted to $368,846 on open commodity futures contracts.
(c)	Non-income producing security.
(d)	Reflects the 7-day yield at June 30, 2023.
(e)	Security is fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.

The accompanying notes are an integral part of the financial statements.

33

USCF ETF TRUST

USCF SUSTAINABLE BATTERY METALS STRATEGY FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023 (continued)

Summary of Investments by Country^
United States	77.0%
China	7.6
Germany	4.8
Japan	4.5
Australia	3.5
Norway	0.9
South Korea	0.7
France	0.4
Belgium	0.3
Netherlands	0.3
100.0%

Summary of Investments by Sector^
Government	69.3%
Basic Materials	23.1
Money Market Fund	3.9
Industrial	1.9
Energy	1.8
100.0%

^ As a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

34	Annual Report June 30, 2023

USCF ETF TRUST
USCF ENERGY COMMODITY STRATEGY ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023

Besides the following listed Commodity Futures Contracts and United States Treasury Obligations of the Fund and its wholly-owned subsidiary, there were no additional investments held by the Fund at June 30, 2023.

The following Commodity Futures Contracts of the Fund’s wholly-owned subsidiary were open at June 30, 2023 (see Security Valuation in the Notes to Financial Statements):

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts – Long

United States Contracts
NYMEX WTI Crude Oil Futures CL, August 2023 contracts	58	$4,155,430	Aug-23	$(50,190)	(1.6)%
NYMEX RBOB Gasoline Futures RB, August 2023 contracts	3	304,429	Aug-23	5,846	0.2%
	61	4,459,859		(44,344)	(1.4)%
Open Commodity Futures Contracts – Short(a)
United States Contracts
NYMEX Natural Gas Futures NG, August 2023 contracts	30	(813,520)	Aug-23	(18,680)	(0.6)%
NYMEX WTI Crude Oil Futures CL, May 2024 contracts	30	(2,053,200)	May-24	(17,400)	(0.6)%
	60	(2,866,720)		(36,080)	(1.2)%
Total Open Commodity Futures Contracts(b)	121	$1,593,139		$(80,424)	(2 .6)%

The accompanying notes are an integral part of the financial statements.

35

USCF ETF TRUST
USCF ENERGY COMMODITY STRATEGY ABSOLUTE RETURN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023 (continued)

	Principal Amount	Market Value	% of Total Net Assets
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
5.13%, 8/03/2023	700,000	$696,743	22.5%
5.06%, 8/29/2023	650,000	644,706	20.9%
5.23%, 8/31/2023	250,000	247,810	8.0%
5.26%, 10/26/2023	150,000	147,470	4.8%
5.24%, 12/21/2023	600,000	585,050	18.9%
Total Treasury Obligations (Cost $2,321,779)		$2,321,779	75.1%
Total Investments (Cost $2,321,779)		$2,241,355	72.5%
Other Assets in Excess of Liabilities		848,457	27.5%
Total Net Assets		$3,089,812	100.0%
(a)	All short contracts are offset by long positions in commodity futures contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the USE).
(b)	Collateral amounted to $655,119 on open commodity futures contracts.

Summary of Investments by Country^
United States	100.0%

^ As a percentage of total investments.

Summary of Investments by Sector^
Government	100.0%

^ As a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

36	Annual Report June 30, 2023

USCF ETF TRUST
USCF MIDSTREAM ENERGY INCOME FUND
SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023

	% of Total Net Assets	Shares	Market Value
Common Stocks	75.4%
Pipelines	75.4%
Antero Midstream Corp.	4.1%	726,333	$8,425,463
Cheniere Energy, Inc.	6.9%	93,547	14,252,821
DT Midstream, Inc.	3.9%	163,391	8,099,292
Enbridge, Inc.	10.4%	573,624	21,310,132
EnLink Midstream LLC	3.1%	593,791	6,294,185
Equitrans Midstream Corp.	3.3%	715,229	6,837,589
Gibson Energy, Inc.	3.0%	390,231	6,142,839
Hess Midstream LP – Class A	1.8%	119,570	3,668,408
Keyera Corp	4.6%	404,889	9,347,711
Kinder Morgan, Inc.	4.3%	511,943	8,815,658
ONEOK, Inc.	4.3%	144,266	8,904,097
Pembina Pipeline Corp	4.2%	273,645	8,603,399
Plains GP Holdings LP – Class A	6.9%	948,214	14,062,014
Targa Resources Corp.	6.3%	170,378	12,965,766
TC Energy Corp.	3.8%	193,847	7,833,357
Williams Cos., Inc. (The)	4.5%	281,293	9,178,590
			154,741,321
Total Common Stocks
(Cost $131,273,951)	75.4%		154,741,321
Master Limited Partnerships	23.9%
Pipelines	23.9%
Crestwood Equity Partners LP	0.3%	24,525	649,422
Energy Transfer LP	8.5%	1,377,449	17,493,602
Enterprise Products Partners LP	7.0%	548,900	14,463,515
Holly Energy Partners LP	0.2%	24,243	448,496
Magellan Midstream Partners LP	2.7%	87,365	5,444,587
MPLX LP	4.0%	241,920	8,210,765
Western Midstream Partners LP	1.2%	94,402	2,503,541
			49,213,928
Total Master Limited Partnerships
(Cost $34,088,966)	23.9%		49,213,928
Money Market Funds	0.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.00%(b)
(Cost $968,354)	0.5%	968,354	968,354
Total Investments
(Cost $166,331,271)	99.8%		204,923,603
Other Assets in Excess of Liabilities	0.2%		314,095
Total Net Assets	100.0%		$205,237,698
(a)	Non-income producing security.
(b)	Reflects the 7-day yield at June 30, 2023.

The accompanying notes are an integral part of the financial statements.

37

USCF ETF TRUST
USCF MIDSTREAM ENERGY INCOME FUND
SCHEDULE OF INVESTMENTS

AT JUNE 30, 2023 (continued)

Summary of Investments by Country^
United States	74.0%
Canada	26.0
100.0%

Summary of Investments by Sector^
Energy	99.5%
Money Market Funds	0.5
100.0%

^ As a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

38	Annual Report June 30, 2023

USCF ETF TRUST
USCF DIVIDEND INCOME FUND
SCHEDULE OF INVESTMENTS
AT JUNE 30, 2023

	% of Total Net Assets	Shares	Market Value
Common Stocks	98.0%
Advertising	6.2%
Interpublic Group of Cos., Inc. (The)	4.3%	6,300	$243,054
Omnicom Group, Inc.	1.9%	1,170	111,325
			354,379

Banks	15.0%
Associated Banc-Corp	1.9%	6,599	107,102
Bank of New York Mellon Corp. (The)	2.9%	3,713	165,303
Goldman Sachs Group, Inc. (The)	3.2%	556	179,332
JPMorgan Chase & Co.	4.2%	1,647	239,539
Royal Bank of Canada	2.8%	1,690	161,412
			852,688

Beverages	3.3%
Coca-Cola Co. (The)	3.3%	3,139	189,031
Biotechnology	2.9%
Gilead Sciences, Inc.	2.9%	2,160	166,471
Chemicals	1.8%
Huntsman Corp	1.8%	3,802	102,730
Diversified Financial Services	5.2%
CME Group, Inc	2.3%	702	130,074
Jefferies Financial Group, Inc.	2.9%	4,906	162,732
			292,806
Food	2.1%
Conagra Brands, Inc.	2.1%	3,442	116,064
Insurance	3.6%
Old Republic International Corp.	3.6%	8,019	201,838
Media	4.0%
Comcast Corp. – Class A	4.0%	5,403	224,495
Packaging & Containers	2.0%
Sonoco Products Co.	2.0%	1,907	112,551

Pharmaceuticals	19.2%
AbbVie, Inc.	3.3%	1,412	190,239
Cardinal Health, Inc	4.5%	2,701	255,434

The accompanying notes are an integral part of the financial statements.

39

USCF ETF TRUST
USCF DIVIDEND INCOME FUND
SCHEDULE OF INVESTMENTS
AT JUNE 30, 2023 (continued)

	% of Total Net Assets	Shares	Market Value
Common Stocks (continued)
Johnson & Johnson	4.4%	1,521	$251,756
Merck & Co., Inc.	4.5%	2,204	254,319
Pfizer, Inc.	2.5%	3,807	139,641
			1,091,389
REITS	7.4%
Camden Property Trust.	1.4%	743	80,890
Lamar Advertising Co. – Class A	2.4%	1,366	135,576
Mid-America Apartment
Communities, Inc.	1.5%	544	82,612
STAG Industrial, Inc.	2.1%	3,366	120,772
			419,850
Retail	7.9%
Genuine Parts Co.	2.6%	890	150,615
MSC Industrial Direct Co., Inc. – Class A	2.5%	1,489	141,872
Walgreens Boots Alliance, Inc.	2.8%	5,490	156,410
			448,897
Semiconductors	9.4%
Broadcom, Inc.	5.2%	342	296,661
Texas Instruments, Inc.	4.2%	1,323	238,166
			534,827
Telecommunications	4.0%
Cisco Systems, Inc.	4.0%	4,396	227,449
Transportation	4.0%
United Parcel Service, Inc. – Class B	4.0%	1,263	226,393
Total Common Stocks
(Cost $5,293,068)	98.0%		5,561,858
Money Market Funds	1.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.00%(a)
(Cost $109,102)	1.9%	109,102	109,102
Total Investments
(Cost $5,402,170)	99.9%		5,670,960
Other Assets in Excess of Liabilities	0.1%		4,914
Total Net Assets	100.0%		$5,675,874
(a)	Reflects the 7-day yield at June 30, 2023.

The accompanying notes are an integral part of the financial statements.

40	Annual Report June 30, 2023

USCF ETF TRUST
USCF DIVIDEND INCOME FUND
SCHEDULE OF INVESTMENTS
AT JUNE 30, 2023 (continued)

Summary of Investments by Country^
United States	97.2%
Canada	2.8
100.0%

Summary of Investments by Sector^
Financial	31.2%
Consumer, Non-cyclical	27.6
Communications	14.2
Technology	9.4
Consumer, Cyclical	7.9
Industrial	6.0
Money Market Fund	1.9
Basic Materials	1.8
100.0%

^ As a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

41

USCF ETF TRUST
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2023

	USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	USCF Gold Strategy Plus Income Fund
Assets:
Investments, at Market Value:
Cash and Cash Equivalents	$1,279,141	$—
Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	(236,748)	(91,460)
Cash	6,041,471	2,942,478
Receivables:
Deposit with broker	1,208,102	249,963
Variation margin on Commodity Futures Contracts	137,485	29,670
Dividends and Interest	32,208	7,431
Other Assets	676	—
Total Assets	8,462,335	3,138,082

Liabilities:
Written Call Options, at fair value	—	2,890
Payables:
Accrued Management Fees	5,873	1,182
Total Liabilities	5,873	4,072
Total Net Assets	$8,456,462	$3,134,010

Net Assets Consist of:
Capital Paid In	$8,753,168	$3,248,501
Total Distributable Earnings (Loss)	(296,706)	(114,491)
Total Net Assets	$8,456,462	$3,134,010

Net Asset Value Per Share:
Total Net Assets	$8,456,462	$3,134,010
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	500,000	125,000
Net Asset Value	$16.91	$25.07
Investments, at Cost	$1,279,141	$—
Written Call Options, Premiums received	$—	$5,565

The accompanying notes are an integral part of the financial statements.

42	Annual Report June 30, 2023

USCF ETF TRUST
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (continued)
JUNE 30, 2023

	USCF Sustainable Battery Metals Strategy Fund	USCF Energy Commodity Strategy Absolute Return Fund
Assets:
Investments, at Market Value:
Cash and Cash Equivalents	$1,812,203	$2,321,779
Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	(75,965)	(80,424)
Cash	—	20,956
Foreign currency, at value (cost $557 and $54,470, respectively)	15	54,470
Receivables:
Deposit with broker	368,846	655,119
Variation margin on Commodity Futures Contracts	132,849	117,572
Dividends and Interest	2,980	2,344
Investment securities sold	15	—
Total Assets	2,240,943	3,091,816

Liabilities:
Payables:
Accrued Management Fees	1,114	2,004
Investment securities purchased	15	—
Total Liabilities	1,129	2,004
Total Net Assets	$2,239,814	$3,089,812

Net Assets Consist of:
Capital Paid In	$2,312,693	$3,155,041
Total Distributable Earnings (Loss)	(72,879)	(65,229)
Total Net Assets	$2,239,814	$3,089,812
Net Asset Value Per Share:
Total Net Assets	$2,239,814	$3,089,812
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	100,000	100,000
Net Asset Value	$22.40	$30.90
Investments, at Cost	$1,841,542	$2,321,779

The accompanying notes are an integral part of the financial statements.

43

USCF ETF TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2023

	USCF Midstream Energy Income Fund	USCF Dividend Income Fund
Assets:
Investments, at Market Value	$204,923,603	$5,670,960
Foreign currency, at value (cost $124,840 and $—, respectively)	124,840	—
Receivables:
Dividends	326,303	7,667
Investment securities sold	124,364	—
Interest	2,937	—
Foreign tax reclaim	—	252
Total Assets	205,502,047	5,678,879

Liabilities:
Payables:
Accrued Management Fees	139,509	3,005
Investment securities purchased	124,840	—
Total Liabilities	264,349	3,005
Total Net Assets	$205,237,698	$5,675,874

Net Assets Consist of:
Capital Paid In	$164,898,362	$5,583,475
Total Distributable Earnings (Loss)	40,339,336	92,399
Total Net Assets	$205,237,698	$5,675,874

Net Asset Value Per Share:
Total Net Assets	$205,237,698	$5,675,874
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	6,000,000	225,000
Net Asset Value	$34.21	$25.23
Investments, at Cost	$166,331,271	$5,402,170

The accompanying notes are an integral part of the financial statements.

44	Annual Report June 30, 2023

USCF ETF TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2023

	USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	USCF Gold Strategy Plus Income Fund
Investment Income:
Interest Income	$322,669	$117,440
Total Investment Income	322,669	117,440

Expenses:
Management Fees	72,282	15,306
Total Expenses	72,282	15,306
Less Fees Waived (Note 4)	(18,070)	—
Net Expenses	54,212	15,306
Net Investment Income (Loss)	268,457	102,134

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Commodity Futures Contracts(a)	(800,274)	183,357
Net Realized Gain (Loss) on Written Call Options	—	(55,877)
Net Realized Gain (Loss) on Short-term investments	—	(1,316)
Net realized gain (loss)	(800,274)	126,164
Net Change in Unrealized Appreciation (Depreciation) on Commodity Futures Contracts	365,224	11,200
Net Change in Unrealized Appreciation (Depreciation) on Written Call Options	—	(1,597)
Net change in unrealized appreciation (depreciation)	365,224	9,603
Net Change in Realized and Unrealized Gain (Loss) on Commodity Futures Contracts, Written Call Options and Short-term investments	(435,050)	135,767
Net Increase (Decrease) in Net Assets Resulting from Operations	$(166,593)	$237,901
(a)	Net of commissions of $7,971 and $2,588 respectively.

The accompanying notes are an integral part of the financial statements.

45

USCF ETF TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
FOR THE PERIOD ENDED JUNE 30, 2023

	USCF Sustainable Battery Metals Strategy Fund(a)	USCF Energy Commodity Strategy Absolute Return Fund(b)
Investment Income:
Dividend Income (less net foreign withholding tax $839 and $0)	$8,183	$—
Interest Income	35,779	23,016
Total Investment Income	43,962	23,016

Expenses:
Management Fees	8,674	3,895
Total Expenses.	8,674	3,895
Less Fees Waived (Note 4)	(2,196)	—
Net Expenses	6,478	3,895
Net Investment Income (Loss)	37,484	19,121

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Commodity Futures Contracts(c)	(188,007)	151,115
Net Realized Gain (Loss) on:
Investments	(325)	—
Foreign currency translations	(1,228)	—
Net realized gain (loss)	(189,560)	151,115
Net Change in Unrealized Appreciation (Depreciation) on Commodity Futures Contracts	(75,965)	(80,424)
Net change in unrealized appreciation (depreciation) on: Investments	(29,339)	—
Foreign currency translations	775	—
Net change in unrealized appreciation (depreciation)	(104,529)	(80,424)
Net Change in Realized and Unrealized Gain (Loss) on Commodity Futures Contracts, Written Call Options and Short-term investments	(294,089)	70,691
Net Increase (Decrease) in Net Assets Resulting from Operations	$(256,605)	$89,812

(a)	Inception Date, January 10, 2023.
(b)	Inception Date, May 4, 2023.
(c)	Net of commissions of $5,488 and $1,637 respectively.

The accompanying notes are an integral part of the financial statements.

46	Annual Report June 30, 2023

USCF ETF TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2023

	USCF Midstream Energy Income Fund	USCF Dividend Income Fund
Investment Income:
Dividend Income (less net foreign withholding tax $438,028 and $163)	$7,062,461	$200,182
Interest Income	57,598	—
Total Investment Income	7,120,059	200,182

Expenses:
Management Fees	1,555,249	36,158
Total Expenses	1,555,249	36,158
Net Investment Income (Loss)	5,564,810	164,024

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	816,570	(180,114)
Foreign currency translations	(29,901)	(9)
Net realized gain (loss)	786,669	(180,123)
Net change in unrealized appreciation (depreciation) on:
Investments	18,891,832	596,144
Foreign currency translations	(993)	7
Net change in unrealized appreciation (depreciation)	18,890,839	596,151
Net Change in Realized and Unrealized Gain (Loss) on Investments	19,677,508	416,028
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,242,318	$580,052

The accompanying notes are an integral part of the financial statements.

47

USCF ETF TRUST
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund		USCF Gold Strategy Plus Income Fund
	For the Year Ended June 30,		For the Year Ended June 30,	For the Period Ended June 30,
	2023	2022	2023	2022(a)
Operations:
Net Investment Income (Loss)	$268,457	$(36,787)	$102,134	$(3,415)
Net Realized Gain (Loss)	(800,274)	3,453,823	126,164	171,930
Net Changes in Unrealized Appreciation (Depreciation)	365,224	(859,632)	9,603	(98,388)
Net Increase (Decrease) in Net Assets Resulting from Operations	(166,593)	2,557,404	237,901	70,127

Distributions to Shareholders from:
Net Investment Income	(3,022,277)	(1,425,792)	(127,148)	(20,766)
Total Distributions to Shareholders	(3,022,277)	(1,425,792)	(127,148)	(20,766)

Shareholder Transactions:
Proceeds from Shares Sold	3,045,435	3,531,106	3,680,970	3,783,572
Cost of Shares Redeemed	(2,007,459)	(2,275,774)	(3,836,208)	(654,438)
Net Increase (Decrease) in Net Assets from Shares Transactions	1,037,976	1,255,332	(155,238)	3,129,134
Net Increase (Decrease) in Net Assets	(2,150,894)	2,386,944	(44,485)	3,178,495

Net Assets:
Beginning of Period	10,607,356	8,220,412	3,178,495	—
End of Period	$8,456,462	$10,607,356	$3,134,010	$3,178,495

Changes in Shares Outstanding:
Shares Outstanding, Beginning of Period	450,000	400,000	125,000	—
Shares Issued	150,000	150,000	150,000	150,000
Shares Redeemed	(100,000)	(100,000)	(150,000)	(25,000)
Shares Outstanding, End of Period	500,000	450,000	125,000	125,000
(a)	Inception Date, November 2, 2021.

The accompanying notes are an integral part of the financial statements.

48	Annual Report June 30, 2023

USCF ETF TRUST
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (continued)

	USCF Sustainable Battery Metals Strategy Fund	USCF Energy Commodity Strategy Absolute Return Fund
	For the Period Ended June 30, 2023(a)	For the Period Ended June 30, 2023(b)
Operations:
Net Investment Income (Loss)	$37,484	$19,121
Net Realized Gain (Loss)	(189,560)	151,115
Net Changes in Unrealized Appreciation (Depreciation)	(104,529)	(80,424)
Net Increase (Decrease) in Net Assets Resulting from Operations	(256,605)	89,812

Shareholder Transactions:
Proceeds from Shares Sold	2,496,419	3,000,000
Cost of Shares Redeemed	—	—
Net Increase (Decrease) in Net Assets from Shares Transactions	2,496,419	3,000,000
Net Increase (Decrease) in Net Assets	2,239,814	3,089,812

Net Assets:
Beginning of Period	—	—
End of Period	$2,239,814	$3,089,812

Changes in Shares Outstanding:
Shares Outstanding, Beginning of Period	—	—
Shares Issued	100,000	100,000
Shares Redeemed	—	—
Shares Outstanding, End of Period	100,000	100,000

(a)	Inception Date, January 10, 2023.
(b)	Inception Date, May 4, 2023.

The accompanying notes are an integral part of the financial statements.

49

USCF ETF TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	USCF Midstream Energy Income Fund		USCF Dividend Income Fund
	For the Year Ended June 30,		For the Year Ended June 30,	For the Period Ended June 30,
	2023	2022	2023	2022(a)
Operations:
Net Investment Income (Loss)	$5,564,810	$3,429,311	$164,024	$13,521
Net Realized Gain (Loss)	786,669	515,723	(180,123)	—
Net Changes in Unrealized Appreciation (Depreciation)	18,890,839	7,114,756	596,151	(327,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,242,318	11,059,790	580,052	(313,833)

Distributions to Shareholders from:
Net Investment Income	(4,590,858)	(3,371,431)	(173,760)	—
Capital Gain	(756,306)	—	(60)	—
Return of Capital	(4,330,404)	(2,174,056)	—	—
Total Distributions to Shareholders	(9,677,568)	(5,545,487)	(173,820)	—

Shareholder Transactions:
Proceeds from Shares Sold	38,550,653	45,822,791	—	5,583,475
Cost of Shares Redeemed	—	—	—	—
Net Increase (Decrease) in Net Assets from Shares Transactions	38,550,653	45,822,791	—	5,583,475
Net Increase (Decrease) in Net Assets	54,115,403	51,337,094	406,232	5,269,642

Net Assets:
Beginning of Period	151,122,295	99,785,201	5,269,642	—
End of Period	$205,237,698	$151,122,295	$5,675,874	$5,269,642

Changes in Shares Outstanding:
Shares Outstanding, Beginning of Period	4,850,000	3,400,000	225,000	—
Shares Issued	1,150,000	1,450,000	—	225,000
Shares Redeemed	—	—	—	—
Shares Outstanding, End of Period	6,000,000	4,850,000	225,000	225,000

(a)	Inception Date, June 7, 2022.

The accompanying notes are an integral part of the financial statements.

50	Annual Report June 30, 2023

USCF ETF TRUST
USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30,
	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Year	$23.57		$20.55		$13.17		$18.46		$21.94
Income (Loss) from Operations:
Net Investment Income (Loss)(a)	0.57		(0.09)		(0.09)		0.12		0.26
Net Realized and Unrealized Gain (Loss)	(0.87)		6.67		7.47		(5.31)		(3.54)
Total Income (Loss) from Operations	(0.30)		6.58		7.38		(5.19)		(3.28)

Less Distributions From:
Net Investment Income	(6.36)		(3.56)		—		(0.10)		(0.20)
Total Distributions	(6.36)		(3.56)		—		(0.10)		(0.20)
Net Assets Value, End of Year	$16.91		$23.57		$20.55		$13.17		$18.46

Total Return(b)	(1.75)%		37.52%		56.04%		(28.20)%		(14.98)%
Net Assets, End of Year (thousands)	$8,456		$10,607		$8,220		$2,634		$3,691
Ratios of Average Net Assets:
Gross Expenses	0.80	%(c)	0.80	%(c)	0.80	%(c)	0.94	%(c)	0.80%
Net Expenses	0.60	%(c)	0.60	%(c)	0.60	%(c)	0.77	%(c)	0.80%
Net Investment Income (Loss)	2.97%		(0.42)%		(0.56)%		0.73%		1.27%
Portfolio Turnover Rate(d)	0%		0%		0%		0%		123%

(a)	Per share amounts have been calculated using the average shares method.
(b)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Past performance is no guarantee of future results.
(c)	Effective August 15, 2019, USCF Advisers, LLC (the “Adviser”) contractually agreed to waive 0.20% of its management fees. Such waiver is currently in effect through October 31, 2023.
(d)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

51

USCF ETF TRUST
USCF GOLD STRATEGY PLUS INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30, 2023	For the Period Ended June 30, 2022(a)
Net Asset Value, Beginning of Period	$25.43	$25.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.75	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.12)	0.63
Total Income (Loss) from Operations	0.63	0.60

Less Distributions From:
Net Investment Income	(0.99)	(0.17)
Total Distributions	(0.99)	(0.17)
Net Assets Value, End of Period	$25.07	$25.43

Total Return(c)	2.71%	2.38%
Net Assets, End of Period (thousands)	$3,134	$3,178
Ratios of Average Net Assets:
Expenses	0.45%	0.45	%(d)
Net Investment Income (Loss)	3.00%	(0.17	)%(d)
Portfolio Turnover Rate(e)	0%	0%

(a)	Inception Date, November 2, 2021.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

52	Annual Report June 30, 2023

USCF ETF TRUST
USCF SUSTAINABLE BATTERY METALS STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:

	For the Period Ended June 30, 2023(a)
Net Asset Value, Beginning of Period	$25.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b).	0.37
Net Realized and Unrealized Gain (Loss)	(2.97)
Total Income (Loss) from Operations	(2.60)

Net Assets Value, End of Period	$22.40

Total Return(c)	(10.27)%
Net Assets, End of Period (thousands)	$2,240
Ratios of Average Net Assets:
Gross Expenses	0.79	%(d)
Net Expenses	0.59	%(d)(e)
Net Investment Income (Loss)	3.41	%(d)
Portfolio Turnover Rate(f)	10%

(a)	Inception Date, January 10, 2023.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Past performance is no guarantee of future results.
(d)	Annualized.
(e)	The Adviser has contractually agreed, through January 4, 2024, to waive 0.20% of its management fee.
(f)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

53

USCF ETF TRUST
USCF ENERGY COMMODITY STRATEGY ABSOLUTE RETURN FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:

	For the Period Ended June 30, 2023(a)
Net Asset Value, Beginning of Period	$30.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b).	0.19
Net Realized and Unrealized Gain (Loss)	0.71
Total Income (Loss) from Operations	0.90

Net Assets Value, End of Period	$30.90

Total Return(c)	2.99%
Net Assets, End of Period (thousands)	$3,090
Ratios of Average Net Assets:
Expenses	0.79	%(d)
Net Investment Income (Loss)	3.88	%(d)
Portfolio Turnover Rate(e)	49%
(a)	Inception Date, May 4, 2023.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

54	Annual Report June 30, 2023

USCF ETF TRUST
USCF MIDSTREAM ENERGY INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30,		For the Period Ended June 30,
	2023	2022	2021(a)
Net Asset Value, Beginning of Period	$31.16	$29.35	$24.29
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	1.02	0.84	0.21
Net Realized and Unrealized Gain (Loss)	3.79	2.30	5.09
Total Income (Loss) from Operations	4.81	3.14	5.30
Less Distributions From:
Net Investment Income	(0.83)	(0.81)	(0.18)
Capital Gain	(0.14)	—	—
Return of Capital	(0.79)	(0.52)	(0.06)
Total Distributions	(1.76)	(1.33)	(0.24)
Net Assets Value, End of Period	$34.21	$31.16	$29.35
Total Return(c)	15.56%	10.74%	21.83%
Net Assets, End of Period (thousands)	$205,238	$151,122	$99,785
Ratios of Average Net Assets:
Expenses	0.85%	0.85%	0.85	%(d)
Net Investment Income (Loss)	3.04%	2.68%	2.80	%(d)
Portfolio Turnover Rate(e)	17%	18%	8%

(a)	Inception Date, March 23, 2021.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

55

USCF ETF TRUST
USCF DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING
THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30, 2023		For the Period Ended June 30, 2022(a)
Net Asset Value, Beginning of Period	$23.42		$25.18
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.73		0.06
Net Realized and Unrealized Gain (Loss)	2.30		(1.82)
Total Income (Loss) from Operations	3.03		(1.76)

Less Distributions From:
Net Investment Income	(1.22)		—
Capital Gain	(0.00	)(f)	—
Total Distributions	(1.22)		—
Net Assets Value, End of Period	$25.23		$23.42

Total Return(c)	11.19%		(7.00)%
Net Assets, End of Period (thousands)	$5,676		$5,270
Ratios of Average Net Assets:
Expenses	0.65%		0.65	%(d)
Net Investment Income (Loss)	2.95%		4.44	%(d)
Portfolio Turnover Rate(e)	39%		0%

(a)	Inception Date, June 7, 2022.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.
(f)	Greater than $(0.005).

The accompanying notes are an integral part of the financial statements.

56	Annual Report June 30, 2023

USCF ETF TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2023

NOTE 1 – ORGANIZATION

The USCF ETF Trust (the “Trust”) was organized as a Delaware statutory trust in accordance with a Declaration of Trust dated November 6, 2013. The Declaration of Trust was amended and restated on June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). As of June 30, 2023, the Trust has established six investment portfolios that are operational, each of which is an exchange-traded fund (“ETF”): the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”), the USCF Gold Strategy Plus Income Fund (“GLDX”), the USCF Sustainable Battery Metals Strategy Fund (“ZSB”), the USCF Energy Commodity Strategy Absolute Return Fund (“USE”), the USCF Midstream Energy Income Fund (“UMI”) and the USCF Dividend Income Fund (“UDI”), (each a “Fund” and collectively, the “Funds”). Shares of the Trust’s series trade on the NYSE Arca Equity, Inc. (“NYSE Arca”).

		Diversification Policy	Commencement of Operations	NYSE Arca Listing Date
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	SDCI	Non-diversified	May 2, 2018	May 3, 2018
USCF Gold Strategy Plus Income Fund	GLDX	Non-diversified	November 2, 2021	November 3, 2021
USCF Sustainable Battery Metals Strategy Fund	ZSB	Non-diversified	January 10, 2023	January 11, 2023
USCF Energy Commodity Strategy Absolute Return Fund	USE	Non-diversified	May 4, 2023	May 5, 2023
USCF Midstream Energy Income Fund	UMI	Non-diversified	March 23, 2021	March 24, 2021
USCF Dividend Income Fund	UDI	Diversified	June 7, 2022	June 8, 2022

Other series or portfolios may be added to the Trust in the future. USCF Advisers LLC (the “Adviser”) serves as the investment adviser to each of the Funds, USCF Cayman Commodity 2, the wholly-owned subsidiary of SDCI, USCF Cayman Commodity 4, the wholly-owned subsidiary of GLDX, USCF Cayman Commodity 5, the wholly-owned subsidiary of ZSB and USCF Cayman Commodity 3, the wholly-owned subsidiary of USE, (each, a “Subsidiary”, and collectively, the “Subsidiaries”). The Adviser has been registered as an investment adviser with the Securities Exchange Commission (the “SEC”) since July 1, 2014 and is a wholly-owned subsidiary of USCF Investments, Inc. (formerly Wainwright Holdings, Inc.). SummerHaven Investment Management, LLC (“SummerHaven”) serves as the sub-adviser to GLDX, USCF Cayman Commodity 2, and USCF Cayman Commodity 4. Miller/Howard Investments, Inc. (“Miller/Howard”) serves as the sub-adviser to UMI and UDI (SummerHaven and Miller/Howard, each a “Sub- Adviser” and together, the “Sub-Advisers”).

57

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with U. S. Generally Accepted Accounting Principles (“GAAP”), which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Basis of Presentation

The financial statements have been prepared in conformity with GAAP as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Funds are investment companies and follow the accounting and reporting guidance in FASB Topic 946, including Accounting Standards Update 2013-08.

Commodity Pools

Each of SDCI, GLDX, ZSB and USE (each a “Commodity Pool Fund” and collectively, “the Commodity Pool Funds”) and their respective Subsidiaries invest in commodity interests and are considered commodity pools. As a result the Commodity Pool Funds are subject to further regulation by the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”). The NFA is the self-regulatory organization for the U.S. derivatives industry. The Commodity Pool Funds and their respective Subsidiaries operate in accordance with CFTC and NFA rules.

The Adviser has registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to supervision and oversight by the CFTC and NFA.

Calculation of Net Asset Value

The Net Asset Value (“NAV”) of a Fund’s shares is calculated each day the national securities exchanges are open for trading. The NAV for SDCI is generally calculated at 2:30 p.m. Eastern Time. For UMI, GLDX, UDI, ZSB and USE, the NAV is calculated as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. For each Fund, the time at which its NAV is calculated as described herein is it’s “NAV Calculation Time.” If regular trading on NYSE Arca closes earlier than a Fund’s NAV Calculation Time,

58	Annual Report June 30, 2023

such Fund’s NAV will be calculated as of that earlier time. NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, a Fund generally values its assets based on market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by a Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. Investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The value of the Funds’ assets that trade in markets outside the United States may fluctuate on days that foreign markets are open (which may include non-business days). As such, the value of a Fund’s investments may change on days when you will not be able to purchase or redeem the Fund’s shares.

Investment Valuation

Securities

Investments by any Fund in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (“NYSE”). If on a particular day an exchange-listed security does not trade, then the mean between the closing bids and asked prices will be used. In the case of securities listed on more than one national securities exchange, the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded will be used. If there were no sales on that exchange, the last quoted sale on the other exchange will be used.

For securities held by any Fund that are traded on the NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sales price or NASDAQ Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

59

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value determined in good faith by or under the direction of the Board of Trustees (the “Board”). Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

Security transactions are recorded on the dates the transactions are entered, which is the trade date.

Master Limited Partnerships

UMI may invest up to 25% of its total assets in certain master limited partnerships (“MLPs”). An MLP is a business venture that exists in the form of a publicly traded limited partnership.

UMI’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit that UMI derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Treasuries

The Funds may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by U.S. federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

60	Annual Report June 30, 2023

Money Market Instruments

The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis. The instruments in which the Funds may invest include: (1) short- term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non- negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Physical Gold

GLDX invests in physical gold by acquiring COMEX Gold Warrants evidencing ownership of physical gold bars in a COMEX-approved depository. Although COMEX Gold Warrants are not directly tradeable, the Fund acquires them by purchasing COMEX gold futures contracts and accepting physical delivery to settle the futures contract. The Fund is able to sell its interests in COMEX Gold Warrants by selling COMEX gold futures contracts and delivering the warrants to physically settle the futures contract.

COMEX Gold Warrants are linked to specific bars with identifiable and unique brands and serial numbers stored in an exchange-approved gold depository. GLDX does not custody physical gold and will not take possession of physical gold at any time.

Gold Call Options

GLDX follows a “buy-write” (also called a covered call) investment strategy in which it buys Gold Investments (e.g., gold warrants, futures contracts, and other gold related derivative instruments), and also writes (or sells) call options that are fully “covered” (or collateralized) by the Gold Investments. Generally, a call option on gold gives the holder the right, but not the obligation, to buy gold at a specific price, called the strike price, for a certain amount of time. If the market price of gold rises above the strike price before the option expires, the holder can make a profit by exercising the option to purchase the gold at the strike price and then selling the gold at the current market price. Accordingly, purchasers of the gold call options sold by the Fund will pay a premium for the right to exercise the option at the strike price on a future date, and the Fund will earn money by retaining this premium.

Conversely, if the market price of gold falls and then remains below the strike price, the option holder would not make any profit by exercising the option, and the seller of the option will make a profit on the premium.

61

The Sub-Adviser to GLDX will cause GLDX to write options as part of its investment strategy to generate option premium profits for the Fund. The Fund does not intend to engage in options trading as a strategy, but rather intends to make a profit solely by retaining the premium received when the Fund issues the options.

GLDX will never sell call options on more than 100% of the notional amount of the Fund’s portfolio of Gold Investments, meaning that the Fund will not utilize leverage.

Futures

A commodities futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. Additionally, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

62	Annual Report June 30, 2023

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin may be calculated such that (i) both profits and losses on the contract are exchanged daily between the exchange and the Fund, or (ii) only the losses are realized daily, and profits are only realized at the end of the contract. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In accordance with ASC 946-310-45, the variation margin is shown separately on the Consolidated Statement of Assets and Liabilities. In computing daily NAV, the Fund will mark to market its open futures positions.

Although some futures contracts call for making or taking delivery of the underlying assets, the Funds are not permitted to make or take delivery, and these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange).

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so.

63

A summary of the open futures contracts as of June 30, 2023, is included in a table within each of the Commodity Pool Funds’ respective Schedule of Investments.

The following table summarize the value of the Commodity Pool Funds’ respective derivative instruments held as of June 30, 2023, presented by primary underlying risk exposure:

		Asset Derivatives		Liability Derivatives
		Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
SDCI	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$—	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$236,748

GLDX	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$—	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$91,460

	Equity Contracts	Written Call Options, at Fair Value	—	Written Call Options, at Fair Value	2,890

ZSB	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$—	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$75,965

USE	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$—	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$80,424

*   Includes cumulative appreciation or cumulative depreciation of futures contracts as disclosed in the Consolidated Schedule of Investments. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Commodity Pool Funds’ respective earnings during the year ended June 30, 2023, and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

64	Annual Report June 30, 2023

The Effect of Derivative Instruments on the Consolidated Statement of Operations

			Year Ended June 30, 2023
	Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Gain (Loss) on Derivatives
SDCI	Open Commodity Futures Contracts	Net Realized Gain (Loss) on Commodity Futures Contracts	$(800,274)

		Net Change in Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts		$365,224

GLDX	Open Commodity Futures Contracts	Net Realized Gain (Loss) on Commodity Futures Contracts	$183,357

		Net Change in Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts		$11,200

	Written Call Options	Net Realized Gain (Loss) on Written Call Options	$(55,877)

		Net Change in Unrealized Appreciation (Depreciation) on Written Call Options		$(1,597)

ZSB	Open Commodity Futures Contracts	Net Realized Gain (Loss) on Commodity Futures Contracts	$(188,007)

		Net Change in Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts		$(75,965)

USE	Open Commodity Futures Contracts	Net Realized Gain (Loss) on Commodity Futures Contracts	$151,115

		Net Change in Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts		$(80,424)

For the year ended June 30, 2023, the average monthly volume of derivatives for each of the Commodity Pool Funds were as follows:

	Commodity	Written Call
	Futures Contracts	Options
	(Notional Value)	(Notional Value)
SDCI	$9,189,228	$—
GLDX	3,789,244	(8,538)
ZSB	2,121,471	—
USE	2,375,874	—

65

Fair Value Measurement

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument or an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Call option contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the open of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security.

As a result, it is possible that fair value prices will be used by the Funds. Securities using these valuation adjustments are categorized as Level 2 in the fair value hierarchy.

66	Annual Report June 30, 2023

The following tables summarize the valuation of investments at June 30, 2023, for the Funds, using the fair value hierarchy:

SDCI

Investments, at fair value	Total	Level 1	Level 2	Level 3
Cash Equivalents:
United States Treasury Obligations	$793,141	$—	$793,141	$—
United States Money Market Funds	486,000	486,000	—	—
Total Cash Equivalents, at fair value	$1,279,141	$486,000	$793,141	$—
Exchange-Traded Futures Contracts:
Foreign Contracts	$(11,436)	$(11,436)	$—	$—
United States Contracts	(225,312)	(225,312)	—	—
Total Exchange-Traded Futures Contracts	$(236,748)	$(236,748)	$—	$—
Total Investments, at fair value	$1,042,393	$249,252	$793,141	$—

GLDX

Investments, at fair value	Total	Level 1	Level 2	Level 3
Written Call Options:
United States Contracts	$(2,890)	$(2,890)	$—	$—
Total Written Call Options	$(2,890)	$(2,890)	$—	$—
Exchange-Traded Futures Contracts:
United States Contracts	$(91,460)	$(91,460)	$—	$—
Total Exchange-Traded Futures Contracts	$(91,460)	$(91,460)	$—	$—
Total Investments, at fair value	$(94,350)	$(94,350)	$—	$—

ZSB

Investments, at fair value	Total	Level 1	Level 2	Level 3
Common Stocks:
Basic Materials	$418,737	$417,411	$—	$1,326	(a)
Energy	33,199	33,199	—	—
Industrial	34,193	34,193	—	—
Total Common Stocks	$486,129	$484,803	$—	$1,326
Cash Equivalents:
United States Treasury Obligations	$1,255,846	$—	$1,255,846	$—
United States Money Market Funds	70,228	70,228	—	—
Total Cash Equivalents, at fair value	$1,326,074	$70,228	$1,255,846	$—
Exchange-Traded Futures Contracts:
United States Contracts	(75,965)	(75,965)	—	—
Total Exchange-Traded Futures Contracts	$(75,965)	$(75,965)	$—	$—
Total Investments, at fair value	$1,736,238	$479,066	$1,255,846	$1,326

(a)	The Level 3 security, valued at $1,326, has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

67

USE

Investments, at fair value	Total	Level 1	Level 2	Level 3
Cash Equivalents:
United States Treasury Obligations	$2,321,779	$—	$2,321,779	$—
Total Cash Equivalents, at fair value	$2,321,779	$—	$2,321,779	$—
Exchange-Traded Futures Contracts:
United States Contracts	(80,424)	(80,424)	—	—
Total Exchange-Traded Futures Contracts	$(80,424)	$(80,424)	$—	$—
Total Investments, at fair value	$2,241,355	$(80,424)	$2,321,779	$—

UMI

Investments, at fair value	Total	Level 1	Level 2	Level 3
Common Stocks:
Pipelines	$154,741,321	$154,741,321	$—	$—
Total Common Stocks	$154,741,321	$154,741,321	$—	$—
Master Limited Partnerships:
Pipelines	$49,213,928	$49,213,928	$—	$—
Total Master Limited Partnerships	$49,213,928	$49,213,928	$—	$—
Cash Equivalents:
United States Money Market Funds	$968,354	$968,354	$—	$—
Total Cash Equivalents, at fair value	$968,354	$968,354	$—	$—
Total Investments, at fair value	$204,923,603	$204,923,603	$—	$—

UDI

Investments, at fair value	Total	Level 1	Level 2	Level 3
Common Stocks:
Advertising	$354,379	$354,379	$—	$—
Banks	852,688	852,688	—	—
Beverages	189,031	189,031	—	—
Biotechnology	166,471	166,471	—	—
Chemicals	102,730	102,730	—	—
Diversified Financial Services	292,806	292,806	—	—
Food	116,064	116,064	—	—
Insurance	201,838	201,838	—	—
Media	224,495	224,495	—	—
Packaging & Containers	112,551	112,551	—	—
Pharmaceuticals	1,091,389	1,091,389	—	—
REITS	419,850	419,850	—	—
Retail	448,897	448,897	—	—
Semiconductors	534,827	534,827	—	—
Telecommunications	227,449	227,449	—	—
Transportation	226,393	226,393	—	—
Total Common Stocks	$5,561,858	$5,561,858	$—	$—
Cash Equivalents:
United States Money Market Funds	$109,102	$109,102	$—	$—
Total Cash Equivalents, at fair value	$109,102	$109,102	$—	$—
Total Investments, at fair value	$5,670,960	$5,670,960	$—	$—

68	Annual Report June 30, 2023

Income

Dividend income is recorded on the ex-dividend date, as soon as information is available to the Funds. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Commodity futures contracts, forward contracts, physical commodities and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the Consolidated Statement of Assets and Liabilities and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the period or as of the last date of the consolidated financial statements. Changes in the unrealized gains or losses between periods are reflected in the Consolidated Statement of Operations.

UMI invests in MLPs which make distributions that are primarily attributable to return of capital. UMI records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

Federal and Other Taxes

As of and during the year ended June 30, 2023, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Delaware.

The Funds follow ASC 740 “Income Taxes,” which requires that the financial statements effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements.

69

It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Funds intend to qualify for and to elect treatment each as a separate regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of June 30, 2023, were reclassified to the following accounts:

	SDCI	GLDX	ZSB	USE	UMI	UDI
Capital Paid In	$(4,979,886)	$101,953	$(183,726)	$155,041	$(4,388,569)	$—
Undistributed (Distribution in Excess) Net Investment Income	4,179,612	25,268	(5,494)	(3,926)	5,086,633	(906)
Undistributed (Accumulated) Net Realized Gain (Loss)	800,274	(127,221)	189,220	(151,115)	(698,064)	906

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken with the 2023 tax returns. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions

Each Fund intends to pay out dividends on a quarterly basis, except for UDI, which intends to pay dividends on a monthly basis. Nonetheless, each Fund may not make a dividend payment every quarter or month, as applicable. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

70	Annual Report June 30, 2023

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of a Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by such Fund for one year or less generally result in short- term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses) that are properly reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced maximum rates. Distributions of short-term capital gain will be taxable as ordinary income. Distributions of investment income properly reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s basis in its shares will be reduced by the amount of any distribution treated as a non-taxable return of capital.

In general, distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and, thus, were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Trust (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. In addition, even if shareholders have provided appropriate certifications to the intermediary through which they hold shares, such withholding may apply if the intermediary is a foreign intermediary unless such foreign intermediary either enters into an agreement with the Internal Revenue Service regarding reporting or is located in a jurisdiction that has entered into an Intergovernmental Agreement with the Internal Revenue Service and such foreign intermediary is in compliance with the terms of such intergovernmental agreement and any enabling legislation or administrative actions.

Foreign Currency Translation

Non-U.S. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at

71

the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date the income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Indemnification

The Trust will indemnify its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 – RISKS

The Funds’ risks include, but are not limited, to the following:

Cayman Subsidiary Risk

With respect to an investment in the Commodity Pool Funds, there is additional risk related to the Subsidiaries. A Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and is a wholly-owned subsidiary of an individual fund. Through its respective Subsidiary, the Commodity Pool Funds are able to gain exposure to certain types of commodity-linked derivative instruments and satisfy RIC tax requirements. Each of the Commodity Pool Funds is the sole shareholder of its respective Subsidiary, and it is intended that each Fund will remain the sole shareholder and will continue to control its Subsidiary.

By investing in the Subsidiary, each Commodity Pool Fund will be indirectly exposed to the risks associated with its Subsidiary’s investments. Each of the Commodity Pool Funds may invest up to 25% of its total assets in its respective Subsidiary. The accompanying Consolidated Schedule of Investments and Consolidated Financial Statements include the positions and accounts of the applicable Subsidiary. All inter-fund balances and transactions, if any, have been eliminated in consolidation.

72	Annual Report June 30, 2023

As of June 30, 2023, the Commodity Pool Funds and their respective Subsidiaries net assets were as follows:

	Total Net Assets	Subsidiary Net Assets	% of Fund Represented by Subsidiary’s Net Assets
SDCI	$8,456,462	$1,656,703	19.6%
GLDX	3,134,010	566,566	18.1%
ZSB	2,239,814	427,662	19.1%
USE	3,089,812	715,567	23.2%

Other Investment Companies Risk

Each Fund may invest in securities of other registered investment companies, including U.S. government money market funds, mutual funds and other ETFs. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses. The Fund will also indirectly bear the risks to which that investment company is subject.

As a matter of fundamental policy, each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit the Fund’s investments in (i) securities or other instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (ii) securities of other investment companies. When determining compliance with this fundamental policy, the Fund will consider the concentration of affiliated and unaffiliated underlying investment companies.

Market Risk

The trading prices of equity securities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including global pandemics, such as COVID-19. A Fund’s NAV and market price may fluctuate significantly due to market risk. A Fund, and its investors, could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Liquidity Risk

A Fund may not always be able to liquidate its investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Funds to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

73

Fluctuation of NAV Risk

The market prices of each Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for each Fund’s shares on NYSE Arca. The Adviser cannot predict whether each Fund’s shares will trade below, at, or above NAV.

Secondary Market Risk

Although the Funds’ shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid- ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

New Fund Risk

Since GLDX, UDI, ZSB and USE are new funds, there can be no assurance that they will grow to or maintain an economically viable size.

Derivatives Risk

With respect to the Commodity Pool Funds, the value of a derivative instrument, such as the Fund’s investments in commodity-linked derivative instruments, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in a Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact a Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market

74	Annual Report June 30, 2023

conditions, such as current market conditions. These risks are greater for the Commodity Pool Funds than most other ETFs because the Funds will implement their investment strategies primarily through investments in commodity-linked derivative instruments.

Futures Risk

Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price, for example, as a futures contract approaches the expiration date, in order to avoid taking delivery of the underlying commodity the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Commodities Risk

With respect to the Commodity Pool Funds, exposure to the commodities markets through investments in commodity-linked derivatives instruments may subject the funds to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Significant changes in the value of commodities may lead to volatility in The Commodity Pool Funds’ NAV and market price.

Commodities Tax Risk

Each Commodity Pool Fund intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Commodity Pool Funds qualify as RICs and satisfy certain minimum distribution requirements, they will not be subject to fund-level U.S. federal income tax on income and

75

gains that it timely distributes to shareholders. To qualify as a RIC, a Fund must satisfy certain source-of-income requirements. The Internal Revenue Service issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, each of the Commodity Pool Funds intends to gain exposure to the commodities market primarily through its investment in a Subsidiary. The Commodity Pool Funds anticipate that their inclusion of income from their Subsidiary will be qualifying income for purposes of the RIC source-of- income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of a Fund from its Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit a Fund’s ability to pursue its investment strategy. The Commodity Pool Funds seek to manage their investments in their respective Subsidiary and in commodities investments as necessary to maintain their qualification as RICs.

Master Limited Partnership Tax Risk

UMI’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit UMI derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of UMI’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by UMI to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by UMI from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from

76	Annual Report June 30, 2023

an MLP may require UMI to restate the character of its distributions and amend any shareholder tax reporting previously issued. UMI will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, UMI intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

ESG Investing Risk

UMI and UDI’s consideration of ESG factors in selecting investments may limit the investment opportunities available to each Fund or exclude the securities of certain issuers for non-financial reasons. As such, UMI and UDI may invest in companies or industries that are out of favor in the market or underperforming the market, and each Fund may forego certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet UMI or UDI’s ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Fund’s short-term performance. In evaluating a company based on ESG criteria, the Sub-Adviser may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. There is no uniform set of ESG standards, and different third party providers may provide different or inconsistent information and data. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors.

Cash Transaction Risk

Creation and redemption transactions are expected to generally settle through payments of cash and/or fixed income securities, which will cause the funds to incur certain costs, such as brokerage costs, that it would not incur if it made in-kind redemptions.

NOTE 4 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser

The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and the Adviser.The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and the Adviser. For SDCI, GLDX, ZSB and USE, the Adviser also serves as investment adviser to their respective Subsidiary pursuant to a separate investment advisory agreement. The Board approved and renewed the advisory agreements for SDCI, GLDX, UMI and each of

77

the Subsidiaries at a meeting held on July 28, 2022. The Board approved the advisory agreements for UDI, ZSB and USE on February 17, 2022, July 28, 2022 and December 1, 2022, respectively. SummerHaven serves as the sub-adviser to GLDX, USCF Cayman Commodity 2 and USCF Cayman Commodity 4 pursuant to separate sub-advisory agreements between the Adviser and SummerHaven on behalf of GLDX and each applicable Subsidiary. The sub-advisory agreements with respect to GLDX and each Subsidiary were approved and renewed by the Board at a meeting held on July 28, 2022. Miller/ Howard serves as the sub-adviser to UMI and UDI pursuant to sub-advisory agreements approved by the Board on July 28, 2022 and February 17, 2022, respectively.

Management Fees

Each Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of Fund expenses. The Adviser is responsible for all expenses of the Funds, and any wholly-owned subsidiaries, except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The fees paid to the Adviser are accrued daily and paid monthly. The following table lists the total management fee paid by each Fund.

Fund	Management Fee
SDCI	0.80%
GLDX	0.45%
ZSB	0.79%
USE	0.79%
UMI	0.85%
UDI	0.65%

At a meeting of the Board on August 7, 2019, the Board approved an agreement between the Adviser and the Trust pursuant to which the Adviser waives 0.20% of the management fees payable by SDCI. The agreement became effective on August 15, 2019 and has subsequently been renewed on an annual basis. The agreement will remain in effect through October 31, 2023, and may be renewed by the Adviser in its sole discretion thereafter. At a meeting of the Board on July 28, 2022, the Board approved an agreement between the Adviser and the Trust pursuant to which the Adviser waives 0.20% of the management fees payable by ZSB. The agreement became effective on January 4, 2023. The agreement will remain in effect through January 4, 2024, and may be renewed by the Adviser in its sole discretion thereafter.

78	Annual Report June 30, 2023

SummerHaven and Miller/Howard each receive a management fee equal to a percentage of the relevant Fund’s average daily net assets for the services it provides to each Fund and/or Subsidiary. The Sub-Advisers’ fees are calculated daily and paid monthly by the Adviser out of its management fees. The following table lists the contractual sub- advisory fees paid to the Sub-Advisers.

Fund	Sub-Advisor Fee
Wholly-owned Subsidiary of SDCI	0.06%
GLDX	0.15%
UMI	0.38%
UDI*	0.20%

*  As compensation for its services to the Fund, the Sub-Adviser receives an annual fee based on the average daily net assets of the Fund as outlined in the table below. The sub- advisory fee is paid by the Adviser, not by the Fund.

Assets	Annual Fee as a percent of average daily
On the first $5 million ($0 - $5,000,000)	0.20%
On the next $45 million ($5,000,001 - $50,000,000)	0.00%
On the next $50 million ($50,000,001 - $100,000,000)	0.20%
For the portion of Total Net Assets over $100 million	0.25%

The Adviser and the Sub-Advisers (subject to the Adviser’s oversight) supervise and manage the investment portfolio of each Fund and direct the purchase and sale of each Fund’s investments.

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) serves as the administrator, custodian and transfer agent for the Funds. Under the Administrative Agency Agreement with the Trust, BNY Mellon performs certain administrative, accounting, transfer agency and dividend disbursing services for the Funds and prepares certain reports filed with the SEC on behalf of the Trust and the Funds. Under the Custodian Agreement with the Trust, BNY Mellon maintains in separate accounts: cash, securities and other assets of the Funds; keeps all necessary accounts and records, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for the Funds.

Buying and Selling Fund Shares

The Funds are ETFs. This means that shares of the Funds may only be purchased and sold on a national securities exchange, such as NYSE Arca, through a broker- dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

79

Each Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants” or “APs.” Currently, Creation Units for SDCI and UMI generally consist of 50,000 shares. For UDI, GLDX, ZSB and USE, Creation Units generally consist of 25,000 shares. Creation Units share amounts may change from time to time. Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing Units.

Each of SDCI, GLDX, ZSB and USE generally issues and redeems Creation Units in exchange for a designated amount of cash. Each of UMI and UDI generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of UMI or UDI, as applicable, and/or a designated amount of cash.

Distributor

The Distributor serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares.

The Distributor is the distributor of the Trust. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Funds in Creation Units. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. Fees under the Distribution Agreement are paid by the Adviser.The Adviser may, from time to time and from its own resources, make other distribution-related payments to the Distributor or other persons.

Licensing Agreement

SHIM, an affiliate of SummerHaven, owns and maintains the SDCITR (the “Index”). The Adviser and SHIM have entered into a licensing agreement (the “Licensing Agreement”) for the Trust’s use of the Index, for which the Adviser pays SHIM licensing fees. The licensing fees are separate from the fees paid to for sub-advisory services provided to the Subsidiary.

Investors cannot be assured of the continuation of the Licensing Agreement between SHIM and the Adviser for use of the Index. Should the Licensing Agreement between SHIM and the Adviser be terminated, the Adviser and the Board will consider available alternatives, including finding a replacement benchmark or strategy or liquidating SDCI. Termination of the Licensing Agreement may have an adverse effect on the performance and NAV of SDCI’s shares.

80	Annual Report June 30, 2023

NOTE 5 – INVESTMENT TRANSACTIONS – PURCHASES AND SALES

During the year ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and in-kind transactions) were as follows:

Fund	Purchases	Sales	In-Kind Creations	In-Kind Redemptions
SDCI	$—	$—	$—	$—
GLDX	—	—	—	—
ZSB	566,666	50,836	—	—
USE	830,072	189,122	—	—
UMI	31,486,082	31,459,410	38,143,178	—
UDI	2,135,752	2,193,721	—	—

NOTE 6 – DISTRIBUTIONS AND TAXES

It is the policy of the Funds to qualify as regulated investment companies by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of their earnings to shareholders. Therefore, no federal income tax provision is required.

Income distributions and return of capital distributions are determined in accordance with tax regulations, which may differ from GAAP.

NOTE 7 – BENEFICIAL OWNERSHIP

Certain owners of the Adviser are also owners and/or trustees of the Funds. These individuals may receive benefits from any management fees paid to the Adviser.

NOTE 8 – DIVIDEND AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended June 30, 2023, were from Ordinary Income and Return of Capital in the amounts as follows:

Fund	Ordinary Income	Capital Gains	Return of capital
SDCI	$3,022,277	$—	$—
GLDX	127,148	—	—
ZSB	—	—	—
USE	—	—	—
UMI	4,590,858	756,306	4,330,404
UDI	173,760	60

81

The tax character of distributions paid during the fiscal year ended June 30, 2022, were from Ordinary Income and Return of Capital in the amounts as follows:

Fund	Ordinary Income	Capital Gains	Return of capital
SDCI	$1,425,792	$—	$—
GLDX	20,766	—	—
ZSB	NA	NA	NA
USE	NA	NA	NA
UMI	3,356,342	—	2,189,145
UDI	—	—	—

As of June 30, 2023, the components of accumulated earnings on a tax basis were as follows:

	SDCI	GLDX	ZSB	USE	UMI	UDI
Undistributed Ordinary Income - Net	$—	$161,171	$31,990	$89,812	$—	$972
Undistributed long-term gains / accumulated capital loss	$—	$(1,057)	$(340)	$—		$(179,167)
Other Book/Tax Temporary Differences	$—	$—	$—	$—	$(481,579)	$—
Unrealized Appreciation (Depreciation)	$(296,706)	$(274,605)	$(104,529)	$(155,041)	$40,820,915	$270,594
Total Accumulated Earnings/ (Losses) - Net	$(296,706)	$(114,491)	$(72,879)	$(65,229)	$40,339,336	$92,399

NOTE 9 – CAPITAL LOSS CARRY FORWARD

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre- enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of June 30, 2023, the Funds have not generated a net capital loss carryforward.

82	Annual Report June 30, 2023

NOTE 10 – TAX COST OF INVESTMENTS

As of June 30, 2023, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

Fund	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
SDCI	$3,144,370	$(744,214)	$—	$(744,214)
GLDX	587,249	(20,683)	—	(20,683)
ZSB	2,467,436	(227,571)	—	(227,571)
USE	3,076,468	(39,122)	—	(39,122)
UMI	164,102,485	40,821,118	44,898,919	(4,077,801)
UDI	5,400,373	270,587	549,922	(279,335)

NOTE 11 – TRUSTEES FEES

The Trust compensates each Trustee who is not an “interested person” of the Trust as defined in the 1940 Act. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustees who are “interested persons” of the Trust do not receive any Trustees’ fees.

NOTE 12 – SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

83

ADDITIONAL INFORMATION (UNAUDITED)

LIQUIDITY RISK MANAGEMENT

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “Program”), applicable to each series of the Trust (each, a “Fund” and together, the “Funds”). The Program seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has designated a Liquidity Risk Program Administrator (“LRMP Administrator”), a committee comprised of senior representatives of the adviser, USCF Advisers, LLC, to implement and monitor the Program. As part of its responsibilities, the LRMP Administrator has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Program includes a number of processes designed to support the assessment and management of the liquidity risk of each Fund. In particular, the Program includes no less than annual assessments of factors that influence each Fund’s liquidity risk; daily classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “Illiquid Investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of a Fund’s assets to be invested in “Highly Liquid Investments” (as defined under the Liquidity Rule and referred to herein as the “HLIM”) if the Fund does not qualify for an exception because it invests primarily in Highly Liquid Investments; and periodic reporting to the Board.

At a meeting of the Board of Trustees on February 16, 2023, the LRMP Administrator provided a written report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from December 1, 2021 through December 31, 2022 (“Reporting Period”). The Report included a summary on the oversight of the Program and the systems that are used to operate the Program, a discussion of each Fund’s investment strategies and liquidity of portfolio investments including liquidity classifications, the effects of short- term and long-term cash flows and holdings of cash and cash equivalents, a review of Authorized Participants on each Fund’s liquidity, and a liquidity analysis of the relationship between portfolio liquidity and the effect of pricing/spreads at which Fund shares trade, including the efficiency of the arbitrage function and level of active participation by market participants, and the effect that historical redemptions and market volatility had on the liquidity for each Fund during the Reporting Period.

84	Annual Report June 30, 2023

Conclusions

The LRMP Administrator determined that all Funds were considered “primarily highly liquid,” since each Fund held at least 50% of its assets in Highly Liquid Investments every day within the Reporting Period. As a result, no Fund is required to adopt a HLIM. In addition, the LRMP Administrator concluded that during the Reporting Period: (1) there were no material changes to the Program, (2) there were no significant liquidity events impacting any Fund, and (3) it is the LRMP Administrator’s assessment that the Program is adequately designed and has been effective in managing each Fund’s liquidity risk and in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding the risks of investing in each Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
USCF ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (each a series of the USCF ETF Trust, the “Trust” and collectively, the “Funds”) as of June 30, 2023, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated in the table below, including the related notes and schedules (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, and the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	For the year ended June 30, 2023.	For the years ended June 30, 2023 and 2022.	For the years ended June 30, 2023, 2022, 2021, 2020 and 2019.
USCF Gold Strategy Plus Income Fund	For the year ended June 30, 2023.	For the year ended June 30, 2023 and the period from inception (November 2, 2021) through June 30, 2022.	For the year ended June 30, 2023 and the period from inception (November 2, 2021) through June 30, 2022.
USCF Midstream Energy Income Fund	For the year ended June 30, 2023.	For the years ended June 30, 2023 and 2022.	For the years ended June 30, 2023 and 2022 and the period from inception (March 23,2021) through June 30, 2021.
USCF Dividend Income Fund	For the year ended June 30, 2023.	For the year ended June 30, 2023 and the period from inception (June 7, 2022) through June 30, 2022.	For the year ended June 30, 2023 and the period from inception (June 7, 2022) through June 30, 2022.
USCF Energy Commodity Strategy Absolute Return Fund	For the period from inception (May 4, 2023) through June 30, 2023.	For the period from inception (May 4, 2023) through June 30, 2023.	For the period from inception (May 4, 2023) through June 30, 2023.
USCF Sustainable Battery Metals Strategy Fund	For the period from inception (January 10, 2023) through June 30, 2023.	For the period from inception (January 10, 2023) through June 30, 2023.	For the period from inception (January 10, 2023) through June 30, 2023.

86	Annual Report June 30, 2023

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2014.

Denver, Colorado

August 28, 2023

87

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

USCF Sustainable Battery Metals Strategy Fund

At its quarterly meeting held on July 28, 2022 (“Meeting”), the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), unanimously approved (i) an Investment Advisory Agreement between USCF Advisers LLC (the “Adviser”) and the Trust, on behalf of the USCF Sustainable Battery Metals Strategy Fund (“ZSB”) (the “Advisory Agreement”) and (ii) an Investment Advisory Agreement between the Adviser and USCF Cayman Commodity 5 (the “Subsidiary”), the wholly-owned Cayman Islands subsidiary of ZSB (the “Subsidiary Advisory Agreement”, together with the Advisory Agreement, the “Advisory Agreements”). Each of the Advisory Agreements was approved for an initial two-year term.

In approving the Advisory Agreements, the Board considered information provided by the Adviser before and during the Meeting, the presentations made during the Meeting, and the comprehensive discussion during the Meeting. The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the Advisory Agreements. The factors considered by the Board included, but were not limited to the following: (i) the personnel resources of the Adviser; (ii) the experience and expertise of the Adviser; (iii) the financial capabilities and resources of the Adviser; (iv) the compliance procedures and histories of the Adviser; (v) the performance of other accounts in comparison to similarly managed funds, and of the Adviser’s other clients; (vi) the amount of the proposed advisory fees in comparison to similarly managed funds of the Adviser’s other clients; (vii) the estimated total expenses of ZSB in comparison to similarly managed funds; (viii) the estimated profitability level of the Adviser with respect to the Advisory Agreements; (ix) the extent of any economies of scale and whether the fee structures reflect such economies of scale; (x) the existence of any collateral benefits that may be realized by the Adviser, such as affiliated brokerage arrangements or the use of soft dollars; (xi) any collateral benefits that may be realized by ZSB resulting from its relationships with the Adviser; and (xii) the effect of any anticipated fee waiver and expense reimbursement arrangement. In its deliberations, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling.

In connection with their review of the Advisory Agreements, the Trustees considered the factors listed below.

Nature, Extent and Quality of Services.

The Board examined the nature, extent and quality of the services expected to be provided by the Adviser to ZSB under the Advisory Agreements. The Board considered the presentations and written information given to the Board in connection with the Meeting, including the Advisory Agreements and information provided by the Adviser in response

88	Annual Report June 30, 2023

to the Board’s requests for information. The Board considered the Adviser’s business operations; the Adviser’s investment management process; the Adviser’s experience advising affiliated funds and other accounts; the experience and capability of the Adviser’s senior management and other key personnel; the Adviser’s overall financial strength; and the quality of the Adviser’s compliance program. In addition to investment management services, the Board also considered the nature, extent, and quality of administrative, compliance, and legal services that would be provided, and had been provided to other series of the Trust, by the Adviser. The Board considered that the Adviser had hired a new portfolio manager who had experience providing services to similar funds at his prior employer. The Board concluded that the nature, extent and quality of the services expected to be provided by the Adviser under the Advisory Agreements would benefit ZSB and its shareholders.

Investment Performance

The Board considered that ZSB did not have an investment performance history to consider. The Board noted the items it should consider related to performance once ZSB became operational.

Fees and Expenses

The Board compared the proposed advisory fee to the advisory fee of other funds managed by the Adviser and other funds with investment strategies similar to that of ZSB. The Board asked representatives of the Adviser a number of questions related to the management fee arrangement. The Board considered the expense ratios of comparable funds. The Board noted the advisory fee rate of 79 basis points and that the Adviser will bear the costs of various third-party services required by ZSB, including trustee fees, audit, custodial, portfolio accounting, legal, transfer agency and printing costs. After further discussion, the Board concluded that ZSB’s proposed advisory fee, as well as the overall projected expense ratio, were acceptable considering the complex nature of ZSB and its investment strategy, the quality of the services ZSB expects to receive from the Adviser and the level of fees paid by similar funds.

Economies of Scale

The Board considered whether economies of scale exist with respect to the management of ZSB and determined that ZSB was not expected to benefit from economies of scale until it achieved sufficient asset size.

Profitability

The Board considered the anticipated profits that may be realized by the Adviser under the Advisory Agreements, and whether the amount of profit is a fair entrepreneurial profit for the management of ZSB. The Board also considered the impact of ZSB’s operating expenses on the Adviser’s profits.

89

Collateral Benefits

The Board considered whether the Adviser and its affiliates may receive other benefits as a result of the Adviser’s proposed relationship with ZSB. The Board noted that ZSB’s relationship with the Adviser could likely help ZSB enter into service agreements with terms more favorable than would have otherwise been available. The Board considered that the Adviser is not affiliated with any of ZSB’s other primary service providers, and therefore will not benefit from those contractual relationships.

Conclusion

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and with the advice of counsel, the Board, including the Independent Trustees, concluded that the advisory fee is reasonable and, in light of the matters that the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Advisory Agreements.

USCF Energy Commodity Strategy Absolute Return Fund

At its quarterly meeting held on December 1, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), unanimously approved (i) an Investment Advisory Agreement between USCF Advisers LLC (the “Adviser”) and the Trust, on behalf of the USCF Energy Commodity Strategy Absolute Return Fund (“USE”) (the “Advisory Agreement”) and (ii) an Investment Advisory Agreement between the Adviser and USCF Cayman Commodity 3, the wholly-owned Cayman Islands subsidiary of USE (the “Subsidiary”) (“the Subsidiary Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”). Each of the Advisory Agreements were approved for an initial two-year term.

In approving the Advisory Agreements, the Board considered information provided by the Adviser before and during the Meeting, the presentations made during the Meeting, and the comprehensive discussion during the Meeting. The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the Advisory Agreements. The factors considered by the Board included, but were not limited to the following: (i) the personnel resources of the Adviser; (ii) the experience and expertise of the Adviser; (iii) the financial capabilities and resources of the Adviser; (iv) the compliance procedures and histories of the Adviser; (v) the performance of other accounts in comparison to similarly managed funds, and of the Adviser’s other clients; (vi) the amount of the proposed advisory fees in comparison to similarly managed funds of the Adviser’s other clients; (vii) the estimated total expenses of USE in comparison to similarly managed funds; (viii) the estimated profitability level of the Adviser with respect to the Advisory Agreements; (ix) the extent of any economies of scale and whether the fee structures reflect such economies of scale; (x) the existence

90	Annual Report June 30, 2023

of any collateral benefits that may be realized by the Adviser, such as affiliated brokerage arrangements or the use of soft dollars; (xi) any collateral benefits that may be realized by USE resulting from its relationships with the Adviser; and (xii) the effect of any anticipated fee waiver and expense reimbursement arrangement. In its deliberations, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling.

In connection with their review of the Advisory Agreements, the Trustees considered the factors listed below.

Nature, Extent and Quality of Services

The Board examined the nature, extent and quality of the services expected to be provided by the Adviser to USE under the Advisory Agreements. The Board considered the presentations and written information given to the Board in connection with the Meeting, including the Advisory Agreements and information provided by the Adviser in response to the Board’s requests for information. The Board considered the Adviser’s business operations; the Adviser’s investment management process; the Adviser’s experience advising affiliated funds and other accounts; the experience and capability of the Adviser’s senior management and other key personnel; the Adviser’s overall financial strength; and the quality of the Adviser’s compliance program. In addition to investment management services, the Board also considered the nature, extent, and quality of administrative, compliance, and legal services that would be provided, and had been provided to other series of the Trust, by the Adviser. The Board concluded that the nature, extent and quality of the services expected to be provided by the Adviser under the Advisory Agreements would benefit USE and its shareholders.

Investment Performance

The Board considered that USE did not have an investment performance history. The Board reviewed the composite performance of the proposed strategy for USE. The Board also noted the items it would consider related to performance once USE became operational.

Fees and Expenses

The Board compared the proposed advisory fee for USE to the advisory fee of other funds managed by the Adviser and other funds with investment strategies similar to that of USE. The Board asked the Adviser a number of questions related to the management fee arrangement. The Board considered that the proposed management fee is a unitary fee and reviewed the expense ratios of comparable funds. The Board noted the advisory fee rate of 79 basis points, and that the Adviser will bear the costs of various third- party services required by the Fund, including trustee fees, audit, custodial, portfolio accounting, legal, transfer agency and printing costs. After further discussion, the Board concluded that USE’s proposed advisory fees, as well as the overall projected expense ratio, were acceptable considering the complex nature of USE and its investment strategy, the quality of the services USE expects to receive from the Adviser and the level of fees paid by similar funds.

91

Economies of Scale

The Board considered whether economies of scale exist with respect to the management of USE and determined that USE was not expected to benefit from economies of scale until it achieved sufficient asset size.

Profitability

The Board considered the anticipated profits that may be realized by the Adviser under the Advisory Agreements, and whether the amount of profit is a fair entrepreneurial profit for the management of USE. The Board also considered the impact of USE’s operating expenses on the Adviser’s profits.

Collateral Benefits

The Board considered whether the Adviser and its affiliates may receive other benefits as a result of the Adviser’s proposed relationship with USE. The Board noted that USE’s relationship with the Adviser could likely help USE enter into service agreements with terms more favorable than would have otherwise been available. The Board considered that the Adviser is not affiliated with any of USE’s other primary service providers, and therefore will not benefit from those contractual relationships.

Conclusion

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the advice of counsel, the Board, including the Independent Trustees, concluded that the advisory fee is reasonable and, in light of the matters that the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Advisory Agreement.

92	Annual Report June 30, 2023

ADDITIONAL INFORMATION (UNAUDITED)

Members of the Board and Officers of the Trust

Set forth below are the names, ages, positions with the Trust, terms of office, and the principal occupations and other directorships for a minimum of the last five years, of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust and Trust Agreement.

The Chairman of the Board, Nicholas D. Gerber, and Management Trustees, Andrew F Ngim and Stuart P. Crumbaugh are interested persons of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act (“Interested Trustees”) because of their affiliation with the Adviser.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members have no affiliation or business connection with the Adviser or the Funds’ principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Funds’ principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”

The following tables present information about the Trustees and Officers. The Statement of Additional Information has additional information about the Trustees and is available without charge, upon request, by contacting the Funds at 1(800) 920-0259, or visiting: www.uscfinvestments.com.

93

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 – 2019; Member of Armanino Executive Committee from 2001 – 2015; and Partner in Charge of Armanino LLP Audit Department from 2004 – 2013. Mr. Gard has been retired from 2019 – present.	6	None

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC from 2017 – present; Retired from 2007 – 2017; Managing Director of Societe Generale from 1991 – 2007.	6	None

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam Clar Office Furniture from 1996 – present.	6	None

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	San Ramon City, CA Council member from 1999 – 2011, including Mayor of San Ramon City, CA from 2002 – 2009. Mr. Wilson has been retired from 2011 – present.	6	None

94	Annual Report June 30, 2023

Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2014

Chairman of the Board of
Directors of United States
Commodity Funds LLC
(“USCF”), which is the sponsor
of a family of commodity pools
whose shares are registered
under the Securities Act of
1933 from 2005 to 2023;
President and Chief Executive
Officer of USCF from 2005 –
June 2015; Serves on Board
of Managers of USCF Advisers
LLC (“USCF Advisers”) since
June 2014 and President and

Chief Executive Officer of USCF
Advisers from June 2014 –
June 2015; Vice President of
USCF since June 2015; Chief
Executive Officer, President
and Secretary of The Marygold
Companies, Inc. (“Marygold”)
since January 2015; CEO and
a member of the Board of
Directors of Marygold & Co., a
subsidiary of Marygold, since
November 2019; Executive
Director and member of the
Board of Directors of Marygold

& Co. (UK) Limited, a newly
formed subsidiary of Concierge
from August 2021; Co-founded
Ameristock Corporation in
March 1995, a registered
investment adviser under the
Investment Advisers Act of
1940 from March 1995 until
January 2013; and Portfolio
Manager of the Ameristock
Mutual Fund, Inc. a mutual fund
registered under the 1940 Act,
from August 1995 – January
2013.

				6	Management Director of USCF from 2005 to 2023. Chairman of the Board of Marygold since January 26, 2015.

95

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 – June 2015; Portfolio Manager of USCF from April 2006 – March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	N/A	N/A

Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 – October 2016; Independent Trustee of USCF ETF Trust from inception – February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Marygold since December 2017; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and USCF since June 2015 and May 2015, respectively; Management Director of USCF since April 2023; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Concierge from August 2021; Vice President Finance and Chief Financial Officer of Sikka Software Corporation from April 2014 – April 2015; Vice President, Corporate Controller and Treasurer of Auction.com, LLC from December 2012 – December 2013; Chief Financial Officer of IP Infusion Inc. from March 2011 – September 2012; Consultant from January 2010 – February 2011.	6	Management Director of USCF from April 2023.

96	Annual Report June 30, 2023

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, Portfolio Manager	Trustee from 2014 – February 2015 and May 2015 – Present; Secretary from October 2016 – May 2018	Co-founded USCF in 2005 and has served as Chief Operating Officer since August 2016 and as a Management Director from May 2005 to April 2023; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 – February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 – January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co- founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 – January 2013; Portfolio Manager for USCF ETF Trust since 2014.	6	Management Director of USCF from May 2005 to April 2023.

Kenneth Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer and AML Officer since 2022	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).	N/A	N/A

97

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Secretary	Chief Legal Officer since May 2018; Secretary since 2021	General Counsel of USCF and USCF Advisers since May 2018; Director of Compliance of USCF since May 2022; Deputy General Counsel of USCF from May 2016 – April 2018; Assistant Secretary from October 2016 – May 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 – April 2016; and counsel and associate at the same from 2009 – 2010 and from 2001 – 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer, unless otherwise noted, is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

98	Annual Report June 30, 2023

ADDITIONAL INFORMATION (UNAUDITED)

Federal Income Tax Information

For the year ended June 30, 2023, the USCF Midstream Energy Income Fund reported the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
USCF Midstream Energy Income Fund	100.00%	55.62%
USCF Dividend Income Fund	91.63%	91.63%

In January 2024 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

99

Investment Adviser

USCF Advisers, LLC

1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, California 94596

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon
240 Greenwich Street

New York, New York 10286

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100

Denver, Colorado 80203

Independent Registered Public Accounting Firm

Spicer Jeffries LLP

4601 DTC Boulevard, Suite 700

Denver, Colorado 80237

Trustees

Nicholas D. Gerber
Stuart P. Crumbaugh
Andrew F Ngim
Jeremy Henderson
John D. Schwartz

H. Abram Wilson
Thomas Gard

100	Annual Report June 30, 2023

Proxy Voting Information

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of a Fund, if applicable, is available without charge by contacting the Funds at 1.800.920.0259, on the Fund’s website at www.uscfinvestments.com and on the SEC’s website at www.sec.gov. Information regarding how a Fund voted such proxies, if applicable, for the most recent 12 month period ended June 30 is also available without charge by calling the Funds or by accessing a Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

A Fund files its completed schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Form N-PORT. A Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. A Fund’s holdings can also be found at the Funds website www.uscfinvestments.com.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund’s NAV may be found on the Funds website at www.uscfinvestments.com.

ALPS Distributors, Inc.

An investment in a Fund must be accompanied or preceded by a current prospectus which contains more information on fees, risks and expenses. Please read the prospectus carefully before investing or sending money.

101

WWW.uscfinvestmebts.com

1-800-920-0259

The funds are distributed by ALPS Distributors, Inc.

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the period ended June 30, 2023 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the Reporting Period, there have been no amendments to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item’s instructions.

(d)	During the Reporting Period, the Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is incorporated herein by reference to the Registrant’s Annual Report on Form N-CSR filed with the Commission on September 1, 2022.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Mr. Thomas E. Gard is qualified to serve as an audit committee financial expert serving on the Registrant’s audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
The aggregate fees billed for each of the last two fiscal years ended June 30, 2023, and June 30, 2022 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year were $76,750 in 2023 and $48,000 in 2022.
(b)	Audit Related Fees
The aggregate fees billed for each of the last two fiscal years ended June 30, 2023, and June 30, 2022 for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2023 and $0 in 2022.
(c)	Tax Fees
The aggregate fees billed for each of the last two fiscal years ended June 30, 2023, and June 30, 2022 for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $10,500 in 2023 and $7,000 in 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.
(d)	All Other Fees
The aggregate fees billed for each of the last two fiscal years ended June 30, 2023, and June 30, 2022, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2023 and $0 in 2022.
(e)(1)	Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.
(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2023 and 0% for 2022; Tax Fees were 12.0% for 2023 and 12.7% for 2022; and all Other Fees were 0% for 2023 and 0% for 2022.
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $0 for 2023 and $0 for 2022.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of independent trustees of the Registrant. The audit committee members are Jeremy Henderson, John D. Schwartz, H. Abram Wilson and Thomas E. Gard.
(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 of this Form N-CSR is incorporated herein by reference to the Registrant’s Annual Report on Form N-CSR filed with the Commission on September 1, 2022.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USCF ETF Trust

By (Signature and Title)*	/s/ John P. Love
John P. Love, President and Chief Executive Officer
(Principal Executive Officer)

Date              8/31/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Love
John P. Love, President and Chief Executive Officer
(Principal Executive Officer)

Date             8/31/23

By (Signature and Title)*	/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date             8/31/23

* Print the name and title of each signing officer under his or her signature.